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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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THE MICHAELS COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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8000 Bent Branch Dr.
Irving, TX 75063
April 23, 2015

Dear Stockholder:

        We cordially invite you to attend our 2015 Annual Meeting of Stockholders on Wednesday, June 3, 2015, at 9:30 a.m. (local time), to be held at 8000 Bent Branch Dr., Irving, TX 75063

        The Michaels Companies, Inc. has elected to deliver our proxy materials to our stockholders over the Internet under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 23, 2015, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders and our 2014 Annual Report. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

        The Notice will serve as an admission ticket for one stockholder to attend the 2015 Annual Meeting of Stockholders. If you received a paper copy of the proxy materials in the mail, the proxy card includes an admission ticket for one stockholder to attend the Annual Meeting of Stockholders. All stockholders must also present a valid form of government-issued picture identification in order to attend.

        The proxy statement accompanying this letter describes the business we will consider at the meeting. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible.

        We hope that you will be able to join us on June 3rd.

Sincerely,

Carl S. Rubin
 Chairman and Chief Executive Officer

The Michaels Companies, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 3, 2015

        The Annual Meeting of Stockholders of The Michaels Companies, Inc. (the "Company" or "Michaels") will be held at the Company's Support Center, 8000 Bent Branch Drive, Irving, TX 75063 on Wednesday, June 3, 2015 at 9:30 a.m. (local time) for the following purposes as further described in the proxy statement accompanying this notice:

  •
  To elect the directors standing for election as specifically named in the proxy statement.

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  To approve, on an advisory basis, the compensation paid by the Company to its named executive officers (the "say-on-pay vote").

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  To approve, on an advisory basis, the frequency of the say-on-pay vote in the future.

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  To approve our 2014 Omnibus Long-Term Incentive Plan to comply with § 162(m) of the Internal Revenue Code.

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  To ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm of the Company for the current fiscal year.

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  Any other business properly brought before the meeting.

        Stockholders of record at the close of business on April 17, 2015 are entitled to notice of, and entitled to vote at, the Annual Meeting and any adjournments or postponements thereof.

        To attend the Annual Meeting, you must demonstrate that you were a Michaels stockholder as of the close of business on April 17, 2015, or hold a valid proxy for the Annual Meeting from such a stockholder. If you received a Notice of Internet Availability of Proxy Materials, the Notice will serve as an admission ticket for one stockholder to attend the 2015 Annual Meeting of Stockholders. If you received a paper copy of the proxy materials in the mail, the proxy card includes an admission ticket for one stockholder to attend the Annual Meeting of Stockholders. You may alternatively present a brokerage statement showing proof of your ownership of Michaels stock as of April 17, 2015. All stockholders must also present a valid form of government-issued picture identification in order to attend. Please allow additional time for these procedures.

By Order of the Board of Directors

Michael J. Veitenheimer Secretary

Irving, Texas
April 23, 2015

PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
VOTING REQUIREMENTS AND PROXIES	50
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	50
OTHER MATTERS	50
ANNEX I	Annex I
DIRECTIONS TO THE ANNUAL MEETING

The Michaels Companies, Inc.

ANNUAL MEETING OF STOCKHOLDERS

June 3, 2015

PROXY STATEMENT

        The Board of Directors of The Michaels Companies, Inc. is soliciting your proxy for the 2015 Annual Meeting. Attendance in person or by proxy of a majority of the shares outstanding and entitled to vote at the meeting is required for a quorum for the meeting.

        You may vote on the Internet, using the procedures and instructions described on the Notice of Internet Availability of Proxy Materials (the "Notice") that you received. If you received a paper copy of these proxy materials, included with such copy is a proxy card or a voting instruction card from your bank, broker or other nominee for the Annual Meeting. You may vote by telephone using the toll-free telephone number contained on the Notice, proxy card, or voting instruction card. Both Internet and telephone voting provide easy-to-follow instructions and have procedures designed to authenticate your identity and permit you to confirm that your voting instructions are accurately reflected.

        You may revoke your proxy at any time before it is voted by voting later by telephone or Internet, returning a later-dated proxy card, or delivering a written revocation to the Secretary of Michaels.

        Stockholders of record at the close of business on April 17, 2015 are entitled to vote at the meeting. Each of the 207,231,642 shares of Common Stock outstanding on the record date is entitled to one vote.

        This proxy statement, the proxy card and the Annual Report to Stockholders for our fiscal year ended January 31, 2015 (fiscal 2014) are being first mailed or made available to stockholders on or about the date of the notice of meeting. Our address is 8000 Bent Branch Drive, Irving, TX 75063.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 3, 2015: Our proxy statement is attached. Financial and other information concerning Michaels is contained in our annual report to stockholders for the fiscal year ended January 31, 2015. The proxy statement and our fiscal 2014 annual report to stockholders are available on our website at http://investors.michaels.com. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have "cookies" that identify visitors to the site.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Charter provides for no fewer than three and no more than fifteen Directors, with the exact number to be fixed by our Board of Directors. Our Board currently consists of twelve Directors. The current term of all of our Directors expires at the Annual Meeting.

        All of our current Directors, except for Todd M. Cook and Jill A. Greenthal, who have decided not to stand for election, are standing for election at the Annual Meeting. The Board wishes to thank Mr. Cook and Ms. Greenthal for their service and numerous contributions to the Company. With Mr. Cook's and Ms. Greenthal's impending departure, the Board has elected to reduce the number of Directors that constitutes the entire Board from twelve persons to ten, effective as of the date of the Annual Meeting.

        The ten nominees for Director have been recommended for nomination by our Nominating Committee and nominated by our Board for election at the Annual Meeting. In connection with our initial public offering, we entered into an investor agreement with the affiliates of or funds advised by two investment firms, Bain Capital Partners, LLC ("Bain") and The Blackstone Group L.P. ("Blackstone", and, collectively, together with their applicable affiliates, the "Sponsors"). The investor agreement granted each of the Sponsors the right, subject to certain conditions, to name representatives to our Board and committees of our Board. Each Sponsor currently has the right to designate up to three nominees for election to our Board. The sponsor nominees are Joshua Bekenstein, Lewis S. Klessel and Matthew S. Levin as designees of Bain, and Nadim El Gabbani and Peter F. Wallace as designees of Blackstone.

        In making its recommendations for nominees not named by our Sponsors, the Nominating Committee seeks nominees with established strong professional reputations, sophistication and experience in the retail and consumer industries. We also seek nominees with experience in substantive areas that are important to our business such as marketing and brand management: sales, buying and distribution; accounting, finance and capital structure; strategic planning and leadership of complex organizations; technology and social and digital media; human resources and development practices; and strategy and innovation. Our nominees hold or have held senior executive positions in large, complex organizations or in businesses related to important substantive areas, and in these positions have also gained experience in core management skills and substantive areas relevant to our business. Our nominees also have experience serving on boards of directors and board committees of other public companies, and each of our nominees has an understanding of corporate governance practices and trends.

        In addition, with the exception of Ms. Kaplan, who was appointed to the Board on April 8, 2015, all of our nominees have prior service on our Board, which has provided them with significant exposure to both our business and the industry in which we compete. We believe that all our nominees possess the professional and personal qualifications necessary for board service, and we have highlighted particularly noteworthy attributes for each director in the individual biographies below. The Board believes that each of the nominees listed brings strong skills and experience to the Board, giving the Board as a group the appropriate skills to exercise its responsibilities.

        Each nominee has consented to be named as a nominee for election as a Director and has agreed to serve if elected. Except as otherwise described below, if any of the nominees is not available for election at the time of the Annual Meeting, discretionary authority will be exercised to vote for substitutes designated by our Board of Directors, unless the Board chooses to reduce further the number of Directors. Management is not aware of any circumstances that would render any nominee unavailable. At the Annual Meeting, Directors will be elected to hold office until the 2016 Annual Meeting or until their successors are elected and qualified, as provided in our by-laws.

        Members of the Board are elected by a plurality of the votes cast at the Annual Meeting. This means that the director nominees with the most votes will be elected. Shares voting "Abstain" or broker non-votes will have no effect on the election of Directors. Brokers, banks and other nominees have no discretionary voting power in respect of this item. See, "Voting Requirements and Proxies."

        Your Board of Directors unanimously recommends that you vote FOR the election of each of the nominees as director.

        Set forth below is information concerning each of our incumbent directors standing for election, including their ages as of April 17, 2015, present principal occupations, other business experiences during at least the last five years, membership on committees of the Board, public company directorships held during the last five years and certain other directorships. Effective September 23, 2014, the Board appointed Ms. Raff to fill a vacancy on the Board and effective April 8, 2015, the Board appointed Ms. Kaplan to fill a vacancy on the Board. Outside director search firms were engaged to initially identify Ms. Raff as a candidate for our Board. Ms. Kaplan's candidacy was identified by Mr. Mahoney, who suggested Ms. Kaplan to the Nominating Committee based on her advertising and media experience, including in the consumer and retail sectors.

Name	Age	Director Since	Committee Membership
Josh Bekenstein	56	October 31, 2006	—
Nadim El Gabbani	33	June 6, 2014	—
Karen Kaplan	54	April 8, 2015	Audit Committee
Lewis S. Klessel	47	October 31, 2006	—
Matthew S. Levin	48	October 31, 2006	Compensation Committee; Nominating Committee
John J. Mahoney	63	September 18, 2013	Audit Committee; Nominating Committee
James A. Quella	65	October 31, 2006	—
Beryl B. Raff	63	September 23, 2014	Audit Committee
Carl S. Rubin	55	March 18, 2013	Nominating Committee
Peter F. Wallace	39	March 11, 2009	Compensation Committee; Nominating Committee

        Mr. Bekenstein is a managing director at Bain. Prior to joining Bain in 1984, Mr. Bekenstein spent several years at Bain & Company, where he was involved with companies in a variety of industries. Mr. Bekenstein received an M.B.A. from Harvard Business School and a B.A. from Yale University. Mr. Bekenstein serves as a director of Bombardier Recreational Products Inc., Dollarama Capital Corporation, Toys "R" Us, Inc., Burlington Coat Factory Warehouse Corporation, Bright Horizons Family Solutions Inc., The Gymboree Corporation and Waters Corporation. Mr. Bekenstein's many years of experience both as a senior executive of a large investment firm and as a director of companies in various business sectors make him highly qualified to serve on our Board.

        Mr. El Gabbani is a managing director at Blackstone. Prior to joining Blackstone in 2008, Mr. El Gabbani worked at Citadel Capital, where he was involved in the evaluation and execution of private equity transactions in North America and the Middle East. Mr. El Gabbani holds a B.A. in Physics from Columbia College and received an M.B.A. from the Harvard Business School, where he was named a Baker Scholar. He serves as a director of Exeter Finance Corp., Lendmark Financial Services, and Service King Collision Repair. Mr. El Gabbani's strong financial background combined with his experiences at Blackstone and as director of other companies put him in a position to provide important contributions to our Board.

        Ms. Kaplan has served as Chairman and Chief Executive Officer of Hill Holliday, Inc., one of the nation's largest advertising agencies, since 2013, and has served in various roles for Hill Holliday since 1982. Ms. Kaplan is a Trustee of Fidelity Investments, a multinational financial services corporation, where she serves on the Audit Committee and Governance and Nominating Committee, and a member of the board of directors of Vera Bradley, Inc., a design company, where she serves on the Compensation Committee. Ms. Kaplan served as a director of Tweeter Home Entertainment

Group, Inc. (a specialty consumer electronics retailer) from April 2006 to July 2007. On June 11, 2007, Tweeter and each of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware. Ms. Kaplan holds a B.A. from the University of Massachusetts. Ms. Kaplan's significant marketing and branding experience, as well as a strong tactical and financial background, will allow her to provide valuable insight and make important contributions to our Board.

        Mr. Klessel is a managing director at Bain. Prior to becoming a managing director in December 2011, Mr. Klessel served in various capacities at Bain, most recently as an operating partner from December 2007 to December 2011. Prior to joining Bain in October 2005, Mr. Klessel held a variety of operating and strategy leadership positions from 1997 to 2005 at The Home Depot, Inc., including President of HD Supply's Facilities Maintenance business, Divisional Merchandise Manager and head of Home Depot's Strategic Business Development function. Prior to 1997, Mr. Klessel was a strategy consultant with McKinsey & Company and a senior auditor with Ernst & Young. Mr. Klessel received an M.B.A. from Harvard Business School and a B.S. from the Wharton School at the University of Pennsylvania. Mr. Klessel serves as a director of Guitar Center, Inc. and The Gymboree Corporation. As a result of these and other professional experiences, Mr. Klessel brings to our Board extensive experience in operating and managing complex organizations, particularly in the retail industry, which strengthen the collective qualifications, skills and experience of our Board.

        Mr. Levin joined Bain in 1992. He has been a managing director of the firm since 2000. Prior to joining Bain, Mr. Levin was a consultant at Bain & Company where he consulted in the consumer products and manufacturing industries. Mr. Levin received an M.B.A. from Harvard Business School where he was a Baker Scholar. Mr. Levin received a B.S. from the University of California at Berkeley. Mr. Levin serves as a board member of several corporations, including Edcon Holdings Pty Ltd., Guitar Center, Inc., and Toys "R" Us, Inc. Mr. Levin previously served as a Director of Veritiv Corporation (f/k/a Unisource World Wide, Inc.), Dollarama Corporation, Bombardier Recreational Products, Inc. and Jupiter Shop Channel. Mr. Levin's significant experience in and knowledge of corporate finance and managing companies put him in a position to provide important contributions to our Board.

        Mr. Mahoney retired as Vice Chairman of Staples, Inc. in July 2012, having served as Vice Chairman since January 2006. Mr. Mahoney also served as Chief Financial Officer for Staples, Inc. from 1996 through January 2012. Prior to 1996, Mr. Mahoney was a partner at Ernst & Young, LLP. He currently serves on the Board of Directors of Bloomin' Brands, Inc., Burlington Stores, Inc. and Chico's FAS, Inc. Previously, Mr. Mahoney served on the Board of Directors of Advo, Inc. from 2001 to 2007, Tweeter Home Entertainment Group, Inc. from 2004 to 2007 and Zipcar, Inc. from 2010 to 2012. On June 11, 2007, Tweeter and each of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware. Mr. Mahoney holds an M.B.A. from Northeastern University, as well as an undergraduate degree from the College of the Holy Cross. Mr. Mahoney's strong financial background and experience as a Vice Chairman and former Chief Financial Officer of a Fortune 500 retail company, enables him to provide valuable counsel to our management and Board.

        Mr. Quella has been a senior advisor at Blackstone in the Private Equity Group since July 2013. Prior to his role as senior advisor, Mr. Quella was a senior managing director, operating partner and co-head of the Portfolio Operations Group at Blackstone in the Private Equity Group from 2004 to 2013. Prior to joining Blackstone, Mr. Quella was a managing director and senior operating partner with DLJ Merchant Banking Partners—CSFB Private Equity from 2000 to 2004. Prior to that, Mr. Quella worked at Mercer Management Consulting and Strategic Planning Associates and served as Vice- Chairman and co-head of the firm. Mr. Quella received a B.A. in International Studies from the University of Chicago/University of Wisconsin- Madison and an M.B.A. with Dean's Honors from the University of Chicago Graduate School of Business. Mr. Quella serves as a director of Catalent Pharma Solutions, Inc., DJO Global, Inc., and Freescale Semiconductor, Inc. Mr. Quella was formerly a director of Allied Waste, Columbia House, Celanese Corporation, Graham Packaging Company, L.P., Houghton-Mifflin Harcourt Company, Intelenet Global Services, The Nielsen Company and Vanguard Health Systems, Inc. Due to contributions that Mr. Quella can provide to our Board resulting from his financial expertise, as well as his significant experience in working with companies controlled by private equity sponsors, he is qualified to be on and is an asset to our Board.

        Ms. Raff has been Chief Executive Officer and Chairman of Helzberg Diamond Shops, Inc., a wholly owned subsidiary of Berkshire Hathaway Inc., since April 2009. Prior to joining Helzberg, Ms. Raff served in various management positions at J. C. Penney Company, Inc. since 2001, most recently as Executive Vice President and General Merchandising Manager since September 2005. Prior to joining J.C. Penney, Ms. Raff served as Chairman and CEO of Zale Corporation. In addition to her board service at Helzberg, Ms. Raff is a director of Helen of Troy, Ltd. Ms. Raff was previously a director of Group 1 Automotive, Inc., Jo-Ann Stores, Inc. and Zale Corporation. Ms. Raff received her B.B.A. from Boston University and her M.B.A. from Drexel University. Ms. Raff will add value to our Board through her extensive experience in operating and managing large retail companies, as well as her prior public board service.

        Mr. Rubin was named our Chief Executive Officer in March 2013 and Chairman in April 2015. Prior to joining us, Mr. Rubin served as President and Chief Executive Officer of Ulta Salon, Cosmetics & Fragrance, Inc. since September 2010, and served as Chief Operating Officer from April 2010 to September 2010. Prior to joining Ulta, he served as President of the North American Retail division of Office Depot, Inc. beginning in January 2006 and as Executive Vice President, Chief Marketing Officer and Chief Merchandising Officer of Office Depot from 2004 to January 2006. Prior to joining Office Depot, Mr. Rubin spent six years at Accenture Consulting in senior leadership roles including Partner, where he advised clients and led engagements across retail formats and e-commerce businesses. Prior to that, Mr. Rubin held a number of senior merchandising and general management positions in the specialty retail and department store industry including with Federated Department Stores. He was a member of the executive committee of the board of directors of The National Retail Federation from January 2007 to April 2010. Mr. Rubin holds a B.A. degree from Brandeis University. As a result of these experiences, along with Mr. Rubin's service as our current Chief Executive Officer, he is in position to provide invaluable insight and important contributions to our Board.

        Mr. Wallace is a senior managing director at Blackstone in the private equity group, which he joined in 1997. Mr. Wallace received a B.A. in Government from Harvard College. Mr. Wallace serves on the board of directors of Outerstuff, Ltd., AlliedBarton Security Services, GCA Services Group, SeaWorld Parks & Entertainment, Service King Collision Repair, Vivint, Inc., Vivint Solar and The Weather Channel Companies. Mr. Wallace was formerly a director of Crestwood Midstream Partners, New Skies Satellites and Pelmorex Media. These experiences and knowledge, along with his service on public company boards, enhance Mr. Wallace's contributions and value to our Board.

BOARD STRUCTURE AND BOARD COMMITTEES

Board Committees

        We have an Audit Committee, a Compensation Committee and a Nominating Committee, which have the composition and responsibilities described below. Each committee operates under a charter that has been approved by our Board. A copy of each charter can be found by clicking on "Corporate Governance" in the Investor Relations section of our website www.michaels.com. The members of each committee are appointed by the Board and each member serves until his or her successor is elected and qualified, unless he or she is earlier removed or resigns. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Compensation Committee

        The purpose of the Compensation Committee is to assist the Board in fulfilling responsibilities relating to oversight of the compensation of our directors, executive officers and other employees and the Company's incentive and equity-based compensation programs. The Compensation Committee reviews and recommends to our Board compensation plans, policies and programs and approves specific compensation levels for all executive officers. In fiscal 2014, the Compensation Committee met three times. The Compensation Committee consists of Messrs. Levin and Wallace. A copy of the amended and restated Compensation Committee charter, which satisfies the applicable standards of the SEC and The NASDAQ Stock Market, is available on our website.

Audit Committee

        The purpose of the Audit Committee is set forth in the amended and restated Audit Committee charter. The Audit Committee's primary duties and responsibilities are to:

  •
  appoint, compensate, retain and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and review and appraise the audit efforts of our independent accountants;

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  establish procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

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  engage independent counsel and other advisers, as necessary;

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  determine funding of various services provided by accountants or advisers retained by the committee;

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  review our financial reporting processes and internal controls;

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  review and approve related-party transactions or recommend related-party transactions for review by independent members of our Board; and

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  provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

        The Audit Committee consists of Ms. Kaplan, Mr. Mahoney and Ms. Raff, each of whom has been determined to be an independent director by our Board. Mr. Mahoney is also an "audit committee financial expert" within the meaning of Item 407 of Regulation S-K. A copy of the amended and restated Audit Committee charter, which satisfies the applicable standards of the SEC and The NASDAQ Stock Market, is available on our website.

Nominating Committee

        The purpose of the Nominating Committee is to identify individuals qualified to become members of the Board and to recommend to the Board director nominees for its annual meeting of stockholders. The Nominating Committee's primary duties and responsibilities will be to receive nominations for such qualified individuals and review recommendations put forward by the Chief Executive Officer, and make recommendations to the Board, taking into account each candidate's ability, judgment and experience and the overall diversity and composition of the Board; establish a policy under which stockholders of the Company may recommend a candidate to the Nominating Committee for consideration for nomination as a director; and recommend to the Board qualified individuals to serve as committee members on the various Board committees. A copy of the Nominating Committee charter, which satisfies the applicable standards of The NASDAQ Stock Market, is available on our website.

        The Nominating Committee consists of Messrs. Levin, Mahoney, Rubin and Wallace. The Nominating Committee was formed in December 2014 and did not hold any meetings in fiscal 2014.

Compensation of Directors

Director Compensation Program

        Our Board adopted a director compensation program effective upon the completion of our initial public offering. Pursuant to this program, each member of our Board who is an independent director receives compensation for his or her service as a director as follows: annual retainer of $50,000 for Board services, $10,000, if applicable, for Audit Committee services, $10,000, if applicable, for Compensation Committee services, and $7,500, if applicable, for Nominating Committee services. The chair of the Audit Committee receives an additional annual retainer of $10,000, the chair of the Compensation Committee receives an additional annual retainer of $10,000, and the chair of the Nominating Committee receives an additional annual retainer of $7,500. Each independent director will also receive $1,500 and $750 for in person and telephonic attendance, respectively, at Board and committee meetings in excess of ten aggregate meetings in a fiscal year. Additionally each independent director receives an annual restricted stock grant valued at $100,000 on the date of grant, to be fully vested on the one year anniversary of the date of grant. While we are a "controlled company" for purposes of rules of The NASDAQ Stock Market, none of the directors affiliated with the Sponsors will be compensated for Board service.

Director Compensation for Fiscal 2014

        The following table sets forth information concerning the compensation earned by our directors during our fiscal year 2014. Non-independent directors are not paid any fees by the Company for services as directors, and do not receive reimbursement for their expenses from the Company. Mr. Rubin is not compensated for his services on the Board and his compensation is included with that of our other named executive officers below in "Executive Compensation."

Name	Fees earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Jill A. Greenthal	$1,500	$99,992	—	$101,492
Karen Kaplan(3)	—	—	—	—
John J. Mahoney	$64,167	$99,992	—	$164,159
James A. Quella	$1,250	$99,992	—	$101,242
Beryl B. Raff	$6,500	$99,992	—	$106,492

(1)
All cash retainer payments are made quarterly in arrears.

(2)
The amounts in this column represent the aggregate grant date fair value of restricted stock awards calculated in accordance with ASC 718, based on the assumptions set forth in Note 8 to the Consolidated Financial Statements in our Annual Report on Form 10-K. The grant date fair value of each award received was calculated by multiplying the number of shares underlying the restricted stock award granted to the director by the closing price of our Common Stock on the date of grant. These grants represent the value of the annual equity value we granted to our independent directors in accordance with our director compensation program described above, and reflect rounding down in the number of restricted stock units granted to avoid the grant of fractional shares. As of April 17, 2015, our independent directors held the following aggregate numbers of restricted stock awards: Ms. Greenthal (5,479), Mr. Mahoney (12,255), Mr. Quella (5,479) and Ms. Raff (5,479).

(3)
Ms. Kaplan was appointed to the Board on April 8, 2015, and therefore did not receive any compensation for Board service in fiscal 2014.

Director Ownership Guidelines

        Under our director ownership guidelines, each independent director is expected to own shares of our Common Stock in an amount equal to three times the director's annual cash retainer. Each director is expected to reach this ownership level within five years of first becoming a director or first being designated as an independent director. "Ownership" for this purpose includes shares held outright, unvested restricted shares, the in-the-money value of vested stock options, shares held by family members and shares held in trusts.

CORPORATE GOVERNANCE

        Our Board is responsible for governing company business and affairs. Highlights of our corporate governance practices are described below.

        Board Independence.    Because we are utilizing the "controlled company" exception under the rules of The NASDAQ Stock Market, our Compensation Committee is not composed entirely of independent directors as defined under the rules of The NASDAQ Stock Market. Our Corporate Governance Guidelines provide that after we are no longer a controlled company and complete any phase-in period permitted under NASDAQ Marketplace Rules, our Board of Directors will consist of such number of directors who are independent as is required and determined in accordance with applicable laws and regulations and requirements of NASDAQ. The Board evaluates any relationships of each director and nominee and makes an affirmative determination whether or not such director or nominee is independent. Under our Corporate Governance Guidelines, an "independent" director is one who meets the qualification requirements for being an independent under applicable laws and the corporate governance listing standards of NASDAQ. Our Board reviews any transactions and relationships between each non-management director or any member of his or her immediate family and the Company. The purpose of this review is to determine whether there were any such relationships or transactions and if so, whether they were inconsistent with a determination that the director was independent. Currently Mses. Greenthal, Kaplan and Raff and Messrs. Mahoney and Quella qualify as independent directors as defined under the rules of The NASDAQ Stock Market, and the Board has determined each to be independent with respect to his or her service on the Board.

        Board Expertise and Diversity.    Our Corporate Governance Guidelines provides that the Board shall be committed to a diversified membership, in terms of both the individuals involved as well as their various experiences and areas of expertise. We also seek a Board that reflects a range of talents, ages, skills, viewpoints, professional experience, educational background and expertise to provide sound and prudent guidance with respect to our operations and interests. All of our directors are financially literate, and at least one member of our Audit Committee is an audit committee financial expert.

        Board Annual Performance Reviews.    Our Corporate Governance Guidelines provides that the Board shall be responsible for periodically, and at least annually, conducting a self-evaluation of the Board as a whole. In addition, the written charters of the Audit Committee, Nominating Committee and the Compensation Committee provide that such committee shall evaluate its performance on an annual basis using criteria that it has developed and shall report to the Board on its findings.

        Board Nominees.    Prior to the formation of our Nominating Committee, our entire Board of Directors was responsible for nominating candidates for election to the Board at the Company's annual meeting of stockholders and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Corporate Governance Guidelines provide that nominees for director shall be selected on the basis of their character, wisdom, judgment, ability to make independent analytical inquiries, business experiences, understanding of the Company's industry and business environment, time commitment and acumen. Board members are expected to become and remain informed about the Company, its business and its industry and rigorously prepare for, attend and participate in all Board and applicable committee meetings. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. In addition, the Board considers, in light of our business, each director nominee's experience, qualifications, attributes and skills that are identified in the biographical information contained under "Proposal 1—Election of Directors." Our Board of Directors has determined that while we are a controlled company, it was appropriate not to have a policy with regard to the consideration of director candidates recommended by stockholders. Once we are no longer a controlled company, the Nominating Committee intends to develop such a policy, including the procedures to be followed by stockholders in submitting such recommendations.

        Board Leadership Structure.    Under our Corporate Governance Guidelines, our Board may select a Chairman of the Board of Directors at any time, who may also be an executive officer of the Company. The Company's Chief Executive Officer currently also serves as the Chairman of the Board. Mr. Mahoney chairs the executive sessions of the Board that are attended only by our independent directors. The Board currently believes that the combination of the Chairman and Chief Executive Officer roles provides both for strong Board oversight and a very effective link between the Board and management.

        Policies Relating to Board Service.    It is our policy that no director shall be nominated who has attained the age of 73 prior to or on the date of his or her election or re-election. We expect each of our directors to attend the Annual Meeting of Stockholders. Under our Audit Committee Charter, members of the Audit Committee should serve on no more than three separate public company audit committees simultaneously without prior review and determination by the Board that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

        Attendance.    Our Board of Directors held eight meetings in fiscal 2014. During fiscal 2014, each director, except for Mr. Bekenstein, attended at least 75% of the Board meetings and the total meetings held by all of the committees on which he or she served during the periods that he or she served. Beginning in fiscal year 2015, our first full fiscal year following our initial public offering, our independent directors will also meet separately in executive session for at least two of our regularly scheduled Board meetings during the year.

        Code of Business Ethics and Conduct.    We have adopted a written Code of Business Ethics and Conduct (the "Code") that applies to our directors, officers and employees, including our executive officers, and is designed to ensure that our business is conducted with integrity. The Code covers professional conduct, conflicts of interest, the protection of confidential information, as well as adherence to laws and regulations applicable to the conduct of our business. A copy of the code is posted on our website, at www.michaels.com. We intend to disclose any future amendments to, or waivers from, the Code for Michaels' executive officers within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the Securities and Exchange Commission, or "SEC".

        Environmental Sustainability.    As part of our continued commitment to corporate responsibility, Michaels has long pursued initiatives that are good for the environment as well as our profitability. We believe in the value of environmentally sound business practices throughout our operations, including energy and water conservation as well as recycling and waste reduction efforts.

        Communications with Directors.    Security holders and other interested parties may communicate directly with the Board, the non-management directors or the independent directors as a group, or specified individual directors by writing to such individual or group c/o Office of the Corporate Secretary, The Michaels Companies, Inc., 8000 Bent Branch Drive, Irving, TX 75063. The Secretary will forward such communications to the relevant group or individual at or prior to the next meeting of the Board.

        Online Availability of Information.    The current versions of our Certificate of Incorporation, by-laws, Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters for our Audit, Compensation and Nominating Committees are available on our website at www.michaels.com.

Compensation Committee interlocks and insider participation

        None of our executive officers serves as a member of the board of directors or compensation committee of any other entity (other than a subsidiary) that has one or more executive officers who serve on our Board or Compensation Committee.

Our Board's role in risk oversight

        It is management's responsibility to manage risk and bring to the Board's attention risks that are material to Michaels. The Board has oversight responsibility for the systems established to report and monitor the most significant risks applicable to Michaels. The Board administers its risk oversight role directly and through its committee structure and the committees' regular reports to the Board at Board meetings. The Board reviews strategic, financial and execution risks and exposures associated with the annual plan and multi-year plans, major litigation and other matters that may present material risk to the Company's operations, plans, prospects or reputation, acquisitions and divestitures and senior management succession planning. The Audit Committee reviews risks associated with financial and accounting matters, including financial reporting, accounting, disclosure, internal controls over financial reporting, ethics and compliance programs and data security. The Compensation Committee reviews risks related to executive compensation and the design of compensation programs, plans and arrangements.

Related person transactions policy

        In accordance with the amended and restated charter of our Audit Committee and our policy with respect to related person transactions, our Audit Committee is be responsible for reviewing and approving related person transactions.

        The policy with respect to related person transactions applies to transactions, arrangements and relationships (or any series of similar transactions, arrangements or relationships) where the aggregate amount involved will, or may be expected to, exceed $120,000 in any calendar year, and where we (or our subsidiaries) are a participant and in which a related person has or will have a direct or indirect material interest. A related person is: (1) any person who is, or at any time since the beginning of our fiscal year was, a director or executive officer of the Company, or a nominee for director or executive officer of the Company; (2) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (3) any immediate family member of the foregoing persons and (4) any firm, corporation or other entity in which any of the foregoing persons has a position or relationship, or in which such person, together with his or her immediate family members, has a 10% or greater beneficial ownership.

        In the course of its review and approval of related person transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, our policy with respect to related person transactions will require our Audit Committee to consider, among other factors it deems appropriate:

  •
  the benefits to the Company;

  •
  the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director has a position or relationship;

  •
  the availability of other sources for comparable products or services;

  •
  the terms of the transaction; and

  •
  the terms available to unrelated third parties or to employees generally.

        The Audit Committee may only approve those transactions that are in, or are not inconsistent with, our best interests and those of our stockholders, as the Audit Committee determines in good faith.

Investor agreement

        In connection with our initial public offering, we entered into an investor agreement with the Sponsors. The investor agreement granted each of the Sponsors the right, subject to certain conditions, to name representatives to our Board and committees of our Board. Each Sponsor has the right to designate up to three nominees for election to our Board until such time as that Sponsor owns less than 25% of our outstanding Common Stock, up to two nominees if that Sponsor's ownership level is 10% or more but less than 25% of our outstanding Common Stock and one nominee if that Sponsor's ownership level is 3% or more but less than 10% of our outstanding Common Stock. Subject to the terms of the investor agreement, each Sponsor agreed to vote its shares in favor of the election of the director nominees designated by the other Sponsors pursuant to the investor agreement. In addition, the investor agreement provides each of the Sponsors with certain indemnification rights.

Amended and restated registration rights agreement

        In connection with our initial public offering, our existing registration rights agreement with the Sponsors and certain other stockholders was amended and restated. The amended and restated registration rights agreement provides the Sponsors with demand registration rights in respect of the shares of our Common Stock held by them. In addition, in the event that we register additional shares of Common Stock for sale to the public, we are required to give notice of such registration to the Sponsors and the other stockholders party to the agreement of our intention to effect such a registration, and, subject to certain limitations, the Sponsors and such holders have piggyback registration rights providing them with the right to require us to include shares of Common Stock held by them in such registration. We are required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares by the Sponsors or other holders described above. The amended and restated registration rights agreement also contains certain restrictions on the sale of shares by the Sponsors. The amended and restated registration rights agreement includes customary indemnification provisions.

 EXECUTIVE OFFICERS

        Our current executive officers, their ages as of April 17, 2015, and their business experience during at least the past five years are set forth below.

Name	Age	Position
Carl S. Rubin	55	Chairman and Chief Executive Officer
Charles M. Sonsteby	61	Chief Administrative Officer and Chief Financial Officer
Theodore J. Bachmeier	52	Executive Vice President—Store Operations
Stephen J. Carlotti	48	Executive Vice President—Marketing
Thomas C. DeCaro	60	Executive Vice President—Supply Chain
Philo T. Pappas	56	Executive Vice President—Merchandising
Dennis A. Mullahy	50	Senior Vice President—Growth Initiatives
Michael J. Veitenheimer	58	Senior Vice President—General Counsel and Secretary
Lance A. Weibye	45	Senior Vice President—Development

        Mr. Sonsteby was named Chief Administrative Officer and Chief Financial Officer in October 2010. Prior to joining Michaels, Mr. Sonsteby served in various capacities at Brinker International, Inc. (which owns and operates casual dining restaurants) beginning in March 1990, including as Executive Vice President and Chief Financial Officer from 2001 until 2010, as Senior Vice President of Finance from 1997 to 2001 and as Vice President and Treasurer from 1994 to 1997. Mr. Sonsteby currently serves on the Board of Directors of Darden Restaurants, Inc. He was formerly a director of Zale Corporation.

        Mr. Bachmeier was promoted to Executive Vice President—Store Operations in September 2013. Prior to his promotion, he served as Zone Vice President of Stores for Michaels since January 2011, Vice President—Aaron Brothers Store Operations from July 2008 to January 2011 and District Manager for Michaels from 1997 to July 2008.

        Mr. Carlotti was named Executive Vice President—Marketing of the Company, with an effective start date of June 17, 2014. Prior to joining Michaels, he served as Chief Executive Officer of The Cambridge Group (a growth strategy consultancy owned by The Nielsen Corporation, a global marketing research firm), beginning in October 2011 and as Executive Vice President, Global Practices and Consulting Services at Nielsen from June 2011 to October 2011. Prior to joining Nielsen, Mr. Carlotti served as Senior Partner at Prophet (a brand strategy consulting firm) from June 2010 to June 2011. Prior to joining Prophet, Mr. Carlotti served in various capacities at McKinsey & Company since 1990, including as Senior Partner from 2005 to June 2010. Mr. Carlotti is a board member of E&J Gallo Winery.

        Mr. DeCaro was promoted to Executive Vice President—Supply Chain in June 2005. Prior to his promotion, Mr. DeCaro served as Senior Vice President—Inventory Management since August 2000 when he joined Michaels. From April 1998 until joining the Company, he was Vice President—Merchandise for The Walt Disney Company (a multi-national media conglomerate, which also operates retail stores and theme parks). Prior to this, he held the position of Senior Vice President—Merchandise Planning and Allocation for Kohl's Department Stores from February 1996 to April 1998. In addition, Mr. DeCaro has held various positions in Merchandise Planning and Allocation and Finance for The Disney Store, The Limited Stores, May Department Stores, and Sanger Harris Department Stores.

        Mr. Pappas was named Executive Vice President—Merchandising in February 2009. Prior to joining Michaels, he served as Chief Merchandising Officer at Tweeter Home Entertainment Group, Inc. (a specialty consumer electronics retailer) from April 2003 to October 2008. On June 11, 2007, Tweeter and each of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware. Prior to joining Tweeter, Mr. Pappas served in various management positions at Staples, Inc. (an office supply store chain) from November 1994 to April 2003, most recently as Senior Vice President of Merchandising.

        Mr. Mullahy was named Senior Vice President—Growth Initiatives in November 2013. Prior to joining Michaels, he served as Senior Vice President—Supply Chain at Ulta Salon, Cosmetics & Fragrance, Inc. from July 2011 to September 2013. Prior to joining Ulta, Mr. Mullahy served as Group Vice President—Merchandising and Supply Chain Management at Meijer, Inc. from May 2005 to July 2011. In addition, Mr. Mullahy served in various capacities at Accenture, including as Partner from June 2000 to May 2005.

        Mr. Veitenheimer was named Senior Vice President—General Counsel and Secretary in January 2008. Prior to joining Michaels, Mr. Veitenheimer served as Senior Vice President of Law and Human Resources of The Bombay Company, Inc. (a specialty retailer focused on home accessories, wall decor and furniture) from June 2007 to December 2007 after having served as a Senior Vice President since February 2006, its Secretary since July 1985 and its General Counsel since November 1983. On September 20, 2007, The Bombay Company, Inc. and its U.S. wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division. Prior to joining The Bombay Company, Mr. Veitenheimer was in private practice of law in Fort Worth, Texas.

        Mr. Weibye was promoted to Senior Vice President—Development in January 2015. Prior to his promotion, Mr. Weibye served as Vice President—Development since November 2012. He previously served as our Vice President—Real Estate from June 2010 and Senior Director—Real Estate since joining the Company in April 2008. Prior to joining Michaels, Mr. Weibye served as Senior Manager of Real Estate Development for Kohl's Corporation from July 2004 to April 2008.

STOCK OWNERSHIP INFORMATION

Beneficial Ownership

        The following table sets forth information regarding the beneficial ownership of our common stock as of April 17, 2015 by (i) such persons known to us to be beneficial owners of more than 5% of our common stock, (ii) each director, director nominee and Named Executive Officer, and (iii) all directors, nominees and executive officers as a group. Unless otherwise indicated by footnote, the address for each listed director, officer and stockholder is c/o The Michaels Companies, Inc., 8000 Bent Branch Drive, Irving, Texas 75063 and each beneficial owner exercises sole voting and investment power over the shares noted below. The percentage of beneficial ownership for our directors and executive officers, both individually and as a group, and beneficial owners of 5% or more of Common Stock is calculated based on 207,231,642 shares of Common Stock outstanding as of April 17, 2015, and the number of unissued shares as to which such person or persons has the right to acquire voting and/or investment power within 60 days. The beneficial ownership information set forth below was provided by or on behalf of our executive officers, our directors, our Sponsors and the Company has not independently verified the accuracy or completeness of the information so provided.

Name and address of beneficial owner(1)	Number of Shares Owned	Percent
Beneficial Owners of 5% or More of Our Common Stock:
Bain Capital Investors, LLC and related funds(2)	73,359,630	35.4%
Affiliates of The Blackstone Group L.P.(3)	70,332,830	33.9%
Price T. Rowe Associates Inc.(4)	12,460,260	6.0%
Directors and Named Executive Officers:
Joshua Bekenstein(5)	—	—
Todd M. Cook(6)	—	—
Nadim El Gabbani(7)	—	—
Jill A. Greenthal(7)(8)	5,479	*
Lewis S. Klessel(6)	—	—
Karen Kaplan(9)	3,643	*
Matthew S. Levin(6)	—	—
John J. Mahoney(10)	12,255	*
James A. Quella(7)(11)	5,479	*
Beryl B. Raff(12)	5,479	*
Peter F. Wallace(7)	—	—
Carl S. Rubin(13)	1,040,307	*
Charles M. Sonsteby(14)	811,840	*
Stephen J. Carlotti(15)	105,278	*
Philo T. Pappas(16)	551,074	*
Dennis A. Mullahy(17)	51,522	*
All directors and executive officers as a group (20 persons)(18)	3,295,855	1.6%

*
Less than one percent.

(1)
Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership by a person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days. Unless otherwise indicated, the number of shares shown includes outstanding shares of Common Stock owned as of April 17, 2015 by the person indicated.

(2)
The shares included in this table consist of: (i) 73,145,527 shares of Common Stock held by Bain Capital Integral Investors 2006, LLC ("Integral 06"), whose administrative member is Bain Capital Investors, LLC ("BCI"); and (ii) 214,103 shares of Common Stock held by BCIP TCV, LLC ("TCV"), whose administrative member is BCI. As a result of the relationships described above, BCI may be deemed to share beneficial ownership of the shares held by each of Integral 06 and TCV (collectively, the "Bain Capital Entities"). The governance, investment strategy and decision-making process with respect to investments held by the Bain Capital Entities is directed by BCI's Global Private Equity Board ("GPEB"), which is comprised of the following individuals: Steven Barnes, Joshua Bekenstein, John Connaughton, Paul Edgerley, Stephen Pagliuca, Michel Plantevin, Dwight Poler, Jonathan Zhu and Stephen Zide. By virtue of the relationships described in this footnote, GPEB may be deemed to exercise voting and dispositive power with respect to the shares held by the Bain Capital Entities. Each of the members of GPEB disclaims beneficial ownership of such shares to the extent attributed to such member solely by virtue of serving on GPEB. Certain partners and other employees of the Bain Capital Entities may make a contribution of shares of common stock to one or more charities prior to this offering. In such case, a recipient charity, if it chooses to participate in this offering, will be the selling stockholder with respect to the donated shares. Each of the Bain Capital Entities has an address c/o Bain Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116.

(3)
Includes 53,135,912 shares of our Common Stock owned by Blackstone Capital Partners V L.P. ("BCP V"), 12,110,550 shares of our Common Stock owned by BCP V-S L.P. ("BCP V-S"), 760,558 shares of our Common Stock owned by Blackstone Family Investment Partnership V L.P. ("Family"), 161,435 shares of our Common Stock owned by Blackstone Participation Partnership V L.P. ("Participation"), 2,367,766 shares of our Common Stock owned by BCP V Co-Investors L.P. ("BCP Co-Investors") and 1,796,609 shares of our Common Stock owned by Blackstone Family Investment Partnership V-SMD L.P. ("Family-SMD") (collectively, "the "Blackstone Funds"). The general partner of BCP V, BCP V-S and BCP Co-Investors is Blackstone Management Associates V L.L.C. BMA V L.L.C. is the sole member of Blackstone Management Associates V L.L.C. BCP V Side-by-Side GP L.L.C. is the general partner of Family and Participation. Blackstone Holdings III L.P. is the managing member and majority in interest owner of BMA V L.L.C. and the sole member of BCP V Side-by-Side GP L.L.C. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III G.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone's senior managing directors and controlled by its founder, Stephen A. Schwarzman. The general partner of Family-SMD is Blackstone Family GP L.L.C., which is controlled by its founder Mr. Schwarzman. As a result of his control of Blackstone Group Management L.L.C. and Blackstone Family GP L.L.C., Mr. Schwarzman has voting and investment power with respect to the shares held by the Blackstone Funds. Each of such Blackstone entities and Mr. Schwarzman may be deemed to beneficially own the shares beneficially owned by the Blackstone Funds directly or indirectly controlled by it or him, but each (other than the Blackstone Funds to the extent of their direct holdings) disclaims beneficial ownership of such shares. The address for each of the Blackstone Funds, Blackstone Management Associates V L.L.C., BMA V L.L.C., BCP V Side-by-Side GP L.L.C., Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group L.P., Blackstone Group Management L.L.C., Blackstone Family GP L.L.C. and Mr. Schwarzman is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(4)
The address of Price T. Rowe Associates Inc. is P.O. Box 89000, Baltimore, Maryland 21289.

(5)
Does not include shares indirectly held by the Bain Capital Entities. Mr. Bekenstein is a Managing Director of BCI and a member of GPEB and as a result, by virtue of the relationships described in footnote 2 above, may be deemed to share beneficial ownership of the common shares indirectly held by each of the Integral 06 and TCV. The address of Mr. Bekenstein is c/o Bain Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116.

(6)
Does not include shares indirectly held by the Bain Capital Entities. Each of Messrs. Cook, Klessel and Levin is a Managing Director of BCI and as a result, by virtue of the relationships described in footnote 2 above, may be deemed to share beneficial ownership of the common shares indirectly held by each of Integral 06 and TCV. The address of Messrs. Cook, Klessel and Levin is c/o Bain Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116.

(7)
Mr. El Gabbani and Mr. Wallace are each employees of, and Ms. Greenthal and Mr. Quella are each senior advisors to, affiliates of The Blackstone Group L.P., but each disclaims beneficial ownership of the shares beneficially owned by the Blackstone Funds. The addresses of Mr. El Gabbani, Ms. Greenthal, Mr. Quella and Mr. Wallace are c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(8)
Includes 5,479 shares of unvested restricted stock for which Ms. Greenthal holds voting rights.

(9)
Includes 3,643 shares of unvested restricted stock for which Ms. Kaplan holds voting rights. The address of Ms. Kaplan is 53 State Street, Boston, Massachusetts 02109.

(10)
Includes 5,479 shares of unvested restricted stock for which Mr. Mahoney holds voting rights. The address of Mr. Mahoney is 35 Draper Road, Dover, Massachusetts 02030.

(11)
Includes 5,479 shares of unvested restricted stock for which Mr. Quella holds voting rights.

(12)
Includes 5,479 shares of unvested restricted stock for which Ms. Raff holds voting rights. The address of Ms. Raff is 1825 Swift Avenue, North Kansas City, MO 64116.

(13)
Includes 369,000 stock options that vested on March 18, 2014 and 369,000 stock options that vested on March 18, 2015. Includes 200,574 shares of unvested restricted stock for which Mr. Rubin holds voting rights.

(14)
Includes 167,568 stock options that vested on October 4, 2011, 167,568 stock options that vested on October 4, 2012, 167,568 stock options that vested on October 4, 2013, 30,774 stock options that vested on July 3, 2014 and 167,568 stock options that vested on October 4, 2014. Includes 49,533 shares of unvested restricted stock for which Mr. Sonsteby holds voting rights.

(15)
Includes 46,790 shares of unvested restricted stock for which Mr. Carlotti holds voting rights.

(16)
Includes 18,624 stock options that vested on July 2, 2009, 130,349 stock options that vested on July 2, 2010, 130,351 stock options that vested on July 2, 2011, 130,351 stock options that vested on July 2, 2012, 130,351 stock options that vested on July 2, 2013, 130,360 stock options that vested on July 2, 2014 and 18,984 stock options that vested on July 3, 2014, of which an aggregate of 330,460 shares have been exercised and sold. Includes 146,484 shares of unvested restricted stock for which Mr. Pappas holds voting rights.

(17)
Includes 26,789 stock options that vested on January 22, 2015. Includes 21,021 shares of unvested restricted stock for which Mr. Mullahy holds voting rights.

(18)
Consistent with the disclaimers of beneficial ownership of Messrs. Bekenstein, Cook, El Gabbani, Klessel, Levin, Quella and Wallace and Ms. Greenthal contained in notes (2), (3), (5), (6) and (7) above, this number does not include the 143,692,460 shares of Common Stock that may be deemed to be beneficially owned by each of (a) Bain Capital Investors, LLC and related funds and (b) affiliates of The Blackstone Group L.P. The total includes 2,430,557 vested options or options that will vest within 60 days of April 17, 2015 held by executive officers of the Company, 540,556 shares of unvested restricted stock for which executive officers of the Company hold voting rights and 25,559 shares of unvested restricted stock for which our independent directors hold voting rights.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers to file reports of holdings and transactions in our common stock with the SEC and The NASDAQ Stock Market. To facilitate compliance, we have undertaken the responsibility to prepare and file these reports on behalf of our officers and our independent directors. Based on our records and other information, all reports were timely filed, except that on September 25, 2014 Jennifer Robinson and James Sullivan each filed a Form 4 relating to the grants of stock option and restricted awards on August 12, 2014, and on March 10, 2015 Dennis A. Mullahy filed a Form 4 relating to the forfeiture of shares in order to satisfy withholding tax obligations related to the vesting of a restricted stock award on January 22, 2015. The failure to report these transactions on time was inadvertent and each filing was corrected promptly upon discovery.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        The following Compensation Discussion and Analysis relates to compensation paid to our executive officers named in the Summary Compensation Table for fiscal 2014.

        These individuals, referred to as our "Named Executive Officers" are: Carl S. Rubin, Chairman and Chief Executive Officer; Charles M. Sonsteby, Chief Administrative Officer and Chief Financial Officer; Stephen J. Carlotti, Executive Vice President—Marketing, Philo T. Pappas, Executive Vice President—Merchandising, and Dennis A. Mullahy, Senior Vice President—Growth Initiatives. This Compensation Discussion and Analysis and the executive compensation discussion and tables that immediately follow describe our compensation, objectives, the strategy and elements of our compensation program, and our compensation-setting process as applied to our Named Executive Officers.

Highlights of 2014 Performance

        The highlights of our fiscal 2014 performance include the following:

  •
  Net sales increased to $4,738 million, a 3.7% improvement over last year, primarily driven by comparable store sales growth and the opening of 31 additional stores (net of closures).

  •
  Comparable store sales increased 1.7%, or 2.4% at constant exchange rates.

  •
  We reported operating income of $627 million, an increase of 2.8% from the prior year. Operating income included a $32 million charge primarily associated with the termination of the management services agreement in connection with our initial public offering. Excluding the $32 million charge, operating income would have increased $49 million, or 8.0% from the prior year.

  •
  Adjusted EBITDA, a non-GAAP measure that is a required calculation in our debt agreements, improved by 2.5%, from $792 million in fiscal 2013 to $812 million in fiscal 2014.

  •
  We completed our initial public offering in which we issued and sold 27.8 million shares of our Common Stock at a price of $17.00 per share.

        Throughout this Compensation Discussion and Analysis, we refer to our Adjusted EBITDA, a non-GAAP financial measure. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is contained on page 38 of our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.

Compensation Program

        The principal objectives of our compensation program are:

  •
  attracting and retaining highly qualified individuals whose contributions result in Michaels meeting or exceeding its financial and strategic goals;

  •
  motivating officers to achieve exceptional levels of operating and financial performance; and

  •
  aligning officer interests with the long-term goals of our stockholders.

        Currently, the total compensation for our officers at the Vice President level and above, including our Named Executive Officers, consists of three main components: base salary, annual cash incentive bonuses and long-term equity-based incentive compensation awards. The strategy of the cash incentive compensation program is to provide higher annual cash incentive compensation for exceptional corporate and business financial performance. We also believe that by placing a significant equity opportunity in the hands of executives who are capable of driving and sustaining longer-term growth, our stockholders will benefit along with the executives who helped create stockholder value. The table, immediately below, includes the principal components of our pay-for-performance approach.

Component	Purpose	Form	Pay for Performance
Base Salary	Provide sufficient competitive pay to attract and retain experienced and successful executives; reward good performance and business results.	Cash	Adjustments to base salary are based on individual performance, contributions to the business, competitive practices and internal comparisons.
Annual Bonuses	Provide financial incentives to members of management who are in positions to make important contributions to Michaels' success.	Cash	The potential award amount varies with the degree to which we achieve our annual financial objectives, as well as the Named Executive Officer's individual job performance.
Long-Term Equity-Based Compensation

Encourage and reward building long-term stockholder value and employment retention; engage executives in innovation and align them with stockholder interests. We currently provide two equity award types to balance specific objectives.

	• Stock Options: Reward absolute stock price appreciation.	Stock Options

The potential appreciation in our stock price above the option exercise price motivates our Named Executive Officers to build stockholder value. Named Executive Officers may realize value only if our stock price appreciates over the option term.

	• Restricted Stock Awards/Units: Create retention values even during periods of short-term market volatility.	Restricted Stock Awards/Units

Retain certain Named Executive Officers and align them with stockholders' interests by awarding a fixed number of common shares upon vesting, which creates retention value even during periods of short-term market volatility.

Compensation Strategy: Policies and Procedures

Role of Compensation Committee and Chief Executive Officer in compensation decisions

        The Compensation Committee reviews and recommends to the Board for approval the compensation for all executive officers at the level of Executive Vice President and above. The Board is ultimately responsible for determining the compensation of our executive officers at the level of Executive Vice President and above. Under our certificate of incorporation, equity-based plans must also be approved by a majority of our stockholders. Both the Compensation Committee and the Board receive recommendations with respect to compensation-related decisions regarding our executive officers, other than the Chief Executive Officer, by senior management, principally the Chief Executive Officer and the Senior Vice President—Human Resources. In determining compensation levels for the executive officers, the Compensation Committee considers the scope of an individual's responsibilities, the competitive market salary at comparable companies, an individual's performance and prior experience, the performance of the Company and the attainment of planned financial and strategic initiatives. These factors are evaluated by the Compensation Committee and the Board, with the attainment of planned financial and strategic initiatives given greater weight with respect to executive bonuses. The Compensation Committee considers overall past compensation and incentives in determining the compensation of executive officers and seeks to assure that the executives have appropriate incentives to achieve high levels of Company performance. The Compensation Committee, through its members' involvement in other portfolio companies, has experience regarding compensation programs for executive officers. Approvals by the Compensation Committee and recommendations to the Board by the Compensation Committee are based on a number of factors, including a review of competitive market data (as described below) and executive performance (as described below), the experience of the members of the Compensation Committee and alignment of compensation with the overall strategic direction and goals of the Company.

Competitive market data and use of compensation consultants

        As part of the compensation review process, management and our human resources department provide the Compensation Committee with market survey data on executive total compensation levels and general information regarding executive compensation practices in our industry, including information provided by The Hay Group, Inc., a compensation consulting firm engaged by the Company. The Hay Group's work in the first quarter of fiscal 2014 included a review of total compensation of our executive officers in light of amounts paid and compensation targets at comparable companies gathered from its internal sources as well as from published executive compensation surveys. During fiscal 2014, The Hay Group additionally evaluated our equity compensation program and made recommendations to the Compensation Committee and senior management. The Hay Group has developed, and our Compensation Committee has approved, the following companies as our peer group for fiscal 2014:

Advance Auto Parts Inc.	Dollar Tree, Inc.	PetSmart, Inc.
Ascena Retail group Inc.	DSW, Inc.	Pier 1 Imports, Inc.
AutoZone, Inc.	Dunkin Brands Group, Inc.	RadioShack Corporation
Bed Bath & Beyond Inc.	Family Dollar, Inc.	Ross Stores, Inc.
Big Lots, Inc.	Fossil Group, Inc.	Sally Beauty Holdings, Inc.
Chico's FAS, Inc.	General Nutrition Corporation	Tractor Supply Company, Inc.
Dick's Sporting Goods, Inc.	O' Reilly Automotive, Inc.	William-Sonoma, Inc.

        The Compensation Committee used our peer group to assess the appropriateness of the following key components of our Named Executive Officers' compensation: base salary, annual cash bonuses and long-term equity incentives. In connection with fiscal year 2014 base compensation and bonus targets for our Named Executive Officers, both of which were approved in March 2014, the Compensation Committee did not aim to set total compensation, or any compensation element, at a specified level as compared to our peer group or based on surveys and other data that it reviewed. Rather, it used such data, as well as information gathered through its members' involvement in other portfolio companies, as guidelines for the overall executive compensation program. The Compensation Committee may request that The Hay Group (or another compensation consultant) provide other periodic market data on our peer group of companies.

Compensation Elements

Base Salaries

        Base salaries for our executive officers are established based on the scope of their responsibilities, individual performance and prior experience, Michaels' operating and financial performance and the attainment of planned financial and strategic initiatives, taking into account the knowledge of the members of the Compensation Committee regarding competitive market compensation paid by companies for similar positions. The Compensation Committee recommends, and the Board sets, base salaries for officers at the level of Executive Vice President and above at a level designed to attract and retain highly qualified individuals who make contributions that result in Michaels meeting its operating and financial goals. Base salaries are reviewed and adjusted annually as deemed appropriate by the Compensation Committee and the Board, as applicable, based on performance and business results, among other factors.

        In March 2014, the Compensation Committee reviewed recommendations regarding 2014 annual base salary rates for the executive officer group based on the criteria set forth under "Compensation Strategy: Policy and Procedure" above. Merit guidelines for fiscal 2014 were determined by reviewing surveys of market data provided by our management and human resources department, as well as giving consideration to the Company's overall budget for associate compensation. Based upon this information, the Company applied an annual merit rate budget of 3.0%, which provided for median merit based increases at 3.0%, for fiscal 2014 for its corporate support center associates, including our Named Executive Officers, except as set forth below.

        Effective June 6, 2014, Mr. Carlotti was named Executive Vice President—Marketing of the Company. Pursuant to his offer letter, Mr. Carlotti's base salary was set at $525,000, subject to increase at the Board's discretion. In addition Mr. Carlotti received a sign on bonus of $20,000, payable within 30 days of his start date and grossed-up for taxes, and a one-time bonus of $250,000, payable in April 2015. In setting Mr. Carlotti's base salary and bonuses, the Compensation Committee considered Mr. Carlotti's compensation at his prior employer, and the level of compensation needed to recruit Mr. Carlotti to the Company. In the opinion of the members of the Compensation Committee, based on their experience with other companies, including other public companies, this salary level represented a competitive market level for the position.

        Annual base salary rates for the Named Executive Officers for fiscal 2014 and 2013, which reflect increases between the two fiscal years, are shown below.

Name	2013 Base Salary	2014 Base Salary
Carl S. Rubin(1)	$1,100,000	$1,133,000
Charles M. Sonsteby	$711,109	$732,442
Stephen J. Carlotti(2)	—	$525,000
Philo T. Pappas(3)	$431,897	$525,000
Dennis A. Mullahy(4)	$420,000	$420,000

(1)
Pursuant to Mr. Rubin's employment agreement his base salary was set at $1,100,000, subject to increase at the Board's discretion.

(2)
Pursuant to Mr. Carlotti's offer letter, his base salary was set at $525,000 for fiscal year 2014.

(3)
Mr. Pappas received a one-time base salary adjustment increase of 21.6% in January 2014, in connection with a review of his total compensation at such time, and therefore did not receive an additional base salary adjustment in March 2014.

(4)
Mr. Mullahy joined the Company as Senior Vice President—Growth Initiatives in November 2013, and as a result did not receive a base salary adjustment in fiscal year 2014.

Annual Bonuses

        In March 2014, the Compensation Committee recommended that the Board approve the Company's Bonus Plan for executive officers, including the Named Executive Officers, for fiscal 2014 (the "Bonus Plan") to provide financial incentives to these individuals and those other members of management who were in positions to make important contributions to Michaels' success. The Board subsequently approved the Bonus Plan. The structure of the Bonus Plan and the specific objectives relating to bonus payments were proposed by the Chief Executive Officer and the Senior Vice President—Human Resources and were reviewed by the Compensation Committee. For each of the Named Executive Officers, the Bonus Plan tied 80% of bonus opportunity to Michaels' attainment of a financial objective (EBIT, less an inventory charge), and 20% to individual performance. Individual management business objectives for Mr. Rubin were reviewed with the members of the Compensation Committee in the early part of fiscal year 2014. Individual management business objectives for Messrs. Sonsteby, Pappas and Mullahy, were reviewed with and approved by the Chief Executive Officer. For Mr. Carlotti, these objectives were reviewed and approved by the Chief Executive Officer shortly after the commencement of his employment in June 2014.

        Under the Bonus Plan, before any business unit or individual performance payout would be earned, the actual results of the financial objective (EBIT, less an inventory charge) was required to meet the threshold established by the Compensation Committee, which represented approximately 93% of target. Each participating Named Executive Officer was entitled to a bonus equal to a certain percentage of that executive officer's base salary, depending on the achievement of the threshold, target and maximum performance level. The Compensation Committee set threshold, target and maximum performance levels for all officers of the Company. The final award depended on the actual level of performance achieved; however, the Compensation Committee retained the right to make adjustments in its sole discretion. The target levels of performance for the bonus goals were set at levels that the Compensation Committee and the Board believed to be reasonably achievable in view of Michaels' historical annual performance. In the Compensation Committee's view, taking into account comparative data provided to the Committee by management and our human resources department, the compensation payable to the Named Executive Officers upon reaching target levels of performance, when added to their base salaries, creates a level of total cash compensation competitive with that paid by comparable companies for similar positions. Additional information regarding the targets and objectives is set forth below.

        The target percentages set for fiscal 2014 and the threshold, target and maximum payments, for each of the Named Executive Officers for fiscal 2014 were as follows:

	Carl S. Rubin	Charles M. Sonsteby	Stephen J. Carlotti(1)	Philo T. Pappas	Dennis A. Mullahy
Percentage of Base Salary
Target	100%	70%	65%	65%	40%
Threshold	18%	12.6%	11.7%	11.7%	7.2%
Maximum	200%	140%	130%	130%	80%
Bonus Element Weightings
Overall Company Results	80%	80%	80%	80%	80%
Individual Performance	20%	20%	20%	20%	20%

(1)
Mr. Carlotti joined the Company in June 2014, and his bonus payout for fiscal year 2014 was pro-rated for actual length of service during the fiscal year.

Company Financial Measures

        In March 2015, the Compensation Committee reviewed the Company's financial results as applicable to the pre-established fiscal 2014 Bonus Plan objectives for the Named Executive Officers. As described previously, the financial objective of Company performance that was applicable to all the Named Executive Officers was EBIT, less an inventory charge. At the beginning of fiscal 2014, the Compensation Committee established, and the Board approved, the EBIT, less an inventory charge, goal for target-level bonuses at $532.7 million, with a maximum at $595.3 million and a threshold at $494.0 million. For the fiscal year, the Company achieved financial performance of $536.2 million, which was between target and maximum. As a result, bonuses above target, but below maximum, were earned for the Company performance element of the plan.

Individual Performance Measures

        Since the financial objective threshold that is applicable to all Named Executive Officers was met, in March 2015 the Compensation Committee, based upon input and recommendations by Mr. Rubin, evaluated the individual performance of each of the Named Executive Officers for purposes of determining bonuses based on individual performance. The individual management business objectives are both quantitative and subjective, and are assessed in the aggregate to determine the individual's level of performance and bonus achieved. No specified weight is given to a single measure within the group of individual management business objectives, and the Compensation Committee's assessment of achievement reflects a generalized view of overall achievement of the group of measures. In addition, the individual management business objectives for all executives included an assessment of the executive's job knowledge and skills, communication skills, interpersonal skills, effectiveness of management, judgment and decision-making, drive and commitment, leadership and customer satisfaction.

        For fiscal 2014, Mr. Rubin's group of individual management business objectives were focused primarily on EBIT, sales, cash flow, improving customer service on a Company-wide basis, solidifying the leadership team and succession plans and effective use of capital. The Compensation Committee determined that Mr. Rubin achieved his individual objectives at 200% of target. Mr. Sonsteby's group of individual management business objectives were focused primarily on EBIT, sales, cash flow, new store growth and performance, effective use of capital and cost-savings initiatives. The Compensation Committee determined that Mr. Sonsteby achieved his individual objectives at 200% of target. Mr. Carlotti's group of individual management business objectives focused primarily on EBIT, sales, development of a marketing cadence that leverages promotional pricing and event marketing, development of effective customer retention and loyalty programs, creating an effective balance of general and targeted customer communications, media relations and support of e-commerce. The Compensation Committee determined that Mr. Carlotti achieved his individual objectives at 100% of target. For Mr. Pappas, his group of individual management business objectives focused primarily on EBIT, sales, private brand sales and gross margin growth, promotional pricing, cost-savings initiatives, trend and exclusivity offerings and improvement of our store shopping environment. The Compensation Committee determined that Mr. Pappas achieved his individual objectives at 200% of target. Mr. Mullahy's group of individual management business objectives were primarily EBIT, sales, implementing a new IT co-source partner, effectively updating IT infrastructure leveraging new processes and team members, supporting the launch of the Aaron Brothers new-format custom frame stores and determining future e-commerce and IT growth opportunities. The Compensation Committee determined that Mr. Mullahy achieved his individual objectives at 100% of target.

Actual Payouts

        Actual payouts for the Named Executive Officers, as a percentage of target level bonus, were as follows:

	Carl S. Rubin	Charles M. Sonsteby	Stephen J. Carlotti(1)	Philo T. Pappas	Dennis A. Mullahy
Percent of Target	124.5%	124.5%	104.5%	124.5%	104.5%

(1)
Mr. Carlotti joined the Company in June 2014, and his bonus payout for fiscal year 2014 was pro-rated for actual length of service during the fiscal year.

Long-Term Equity-Based Compensation

        Prior to our initial public offering, on May 20, 2014, our Board amended and restated our 2006 Equity Incentive Plan under the name The Michaels Companies, Inc. 2014 Omnibus Long-Term Incentive Plan (the "2014 Omnibus Plan") and following such adoption all equity-based awards, including to our Named Executive Officers, are granted under the 2014 Omnibus Plan. Awards under the 2014 Omnibus Plan are intended to align the long-term incentives of our executives and stockholders. Grants are typically awarded when an executive is hired and may be awarded for subsequent promotions.

        The total long-term equity grant in a given year is based on a multiple calculated on an officer level basis (director, vice president-low, vice president-high, senior vice president, executive vice president, chief financial officer and chief executive officer), based on market data for comparable public companies provided by The Hay Group. The multiple is converted into an award grant based on a set stock price. Beginning in 2013, the Company began issuing a combination of annual option and restricted stock grants that will vest over four years, focusing on an award mix that contains a ratio for each officer of roughly five times the number of shares underlying a stock option grant as a restricted stock grant (5 shares per stock option award to 1 share per restricted stock award). Annual option and restricted stock grant amounts are generally awarded based on the midpoint of the range by officer level, with occasional exceptions based on an individual's performance. New hire grants and promotion-related grants are generally issued at a multiple of the range midpoint, on a case-by-case basis. All stock option grants made in fiscal 2014 were at exercise prices set at or above the grant date fair market value of the underlying stock as determined by our Board. Detail regarding option and restricted stock grants made to our Named Executive Officers in fiscal year 2014 and awards outstanding at the end of fiscal year 2014 is provided, respectively, in the Grants of Plan-Based Awards for Fiscal 2014 table and the Outstanding Equity Awards at Fiscal Year-End 2014 table that follow this Compensation Discussion and Analysis.

Stock Ownership Guidelines

        Michaels adopted ownership guidelines in June 2013 applicable to all officers, including the Named Executive Officers. For those officers not already meeting the parameters outlined in the Guidelines, compliant ownership is to be achieved within five years of becoming subject to Guidelines, in order for the officer to remain eligible to receive the Company's annual option and restricted stock grants. Ownership includes shares held outright, unvested restricted shares, the in-the-money value of vested stock options, shares held by family members and shares held in trusts.

Other Benefits and Perquisites

        Our Named Executive Officers also receive certain other benefits and perquisites. During fiscal 2014, these benefits included contributions to 401(k) accounts, the payment of life insurance premiums, relocation benefits, certain Company-paid medical benefits, car allowances, executive guest travel to Company events and, in some cases, tax gross-ups and reimbursement for income taxes on taxable benefits. Additionally, our Chief Executive Officer, Mr. Rubin, was also entitled to the use of a Company-owned or leased automobile. The Compensation Committee and the Board believe that these benefits and perquisites are reasonable and consistent with the nature of the executives' responsibilities, provide a competitive level of total compensation to our executives and serve as an important element in retaining those individuals. The cost to Michaels of these benefits to the Named Executive Officers is set forth in the Summary Compensation Table under the column "All Other Compensation" and detail about each element is set forth in the table presented in footnote 5 to the Summary Compensation Table.

Employment and Severance Agreements

        We entered into an employment agreement with Mr. Rubin, which became effective on March 18, 2013, the date he commenced employment, which includes certain severance benefits in the event of termination other than for cause or by Mr. Rubin for good reason, as such terms are defined in the agreement. The specific terms of Mr. Rubin's employment agreement, are discussed in the section entitled "Rubin Employment Agreement" following the Grants of Plan-Based Awards Table and under "Executive Compensation—Potential Payments Upon Termination or Change of Control".

        In April 2008, the Board approved the Company's Officer Severance Pay Plan (the "OSPP"), which was amended in July 2008, May 2014 and December 2014. The OSPP was established by the Company to provide certain severance benefits, subject to the terms and conditions of the OSPP, to designated officers (those with a position of Vice President or above, or an equivalent title as approved by the Compensation Committee, and excluding the Chief Executive Officer) in the event that their employment is terminated as a result of a "Qualifying Termination" (as defined in the OSPP and described below). A more detailed description of the OSPP may be found under "Potential Payments Upon Termination or a Change of Control".

Tax and Accounting Considerations

        Deductibility of Executive Compensation.    While the Compensation Committee takes into account tax and accounting considerations in structuring the components of the Company's compensation program, these considerations are secondary to the primary objectives of the program. Section 162(m) of the Code ("Section 162(m)") disallows a U.S. federal income tax deduction to any publicly held corporation for compensation exceeding $1 million in any taxable year to any of the corporation's chief executive officer or other three most highly paid named executive officers other than its chief financial officer, except as to compensation that qualifies as performance-based or is otherwise exempt under Section 162(m). Following our initial public offering and for awards made under a plan established before our initial public offering concluded, the Company expects to be able to claim the benefit of a special exemption that applies to compensation paid (or compensation in respect of stock options or restricted stock granted) during a transition period that may extend until the Company's annual meeting of stockholders scheduled to be held in 2018, unless the transition period is terminated earlier under the Section 162(m) post-offering transition rules. At such time as we are subject to the deduction limitations of Section 162(m), we expect that the Compensation Committee will take the deductibility limitations of Section 162(m) into account in its compensation decisions. However, the Compensation Committee may, in its judgment, authorize compensation payments that are not exempt under Section 162(m) when it believes that such payments are appropriate to attract or retain talent.

The Company's Compensation Policies and Practices as They Relate to Risk Management

        In accordance with the applicable disclosure requirements, to the extent that risks may arise from the Company's compensation policies and practices that are reasonably likely to have a material adverse effect on the Company, the Company is required to discuss those policies and practices for compensating the employees of the Company (including employees that are not Named Executive Officers) as they relate to the Company's risk management practices and the possibility of incentivizing risk-taking.

        The Compensation Committee has evaluated the policies and practices of compensating the Company's employees in light of the relevant factors, including the following:

  •
  the financial performance targets of the Company's annual cash incentive program are the budgeted objectives that are reviewed and approved by the Board and/or the Compensation Committee;

  •
  bonus payouts are not based solely on Company performance, but also have achievement of individual performance objectives as a component;

  •
  bonus awards generally are not contractual entitlements, but are reviewed by the Compensation Committee and/or the Board and can be modified at their discretion;

  •
  the financial opportunity in the Company's long-term equity-based compensation is best realized through long-term appreciation of the Company's stock price, which mitigates excessive short-term risk-taking; and

  •
  the allocation of compensation between cash and equity awards and the focus on stock-based compensation, including options and restricted stock awards generally vesting over a period of years, thereby mitigating against short-term risk taking.

        Based on such evaluation, the Compensation Committee has determined that the Company's policies and practices are not reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.

THE COMPENSATION COMMITTEE
Matthew S. Levin Peter F. Wallace

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

        The following table and footnotes include specific compensation information for each of the Named Executive Officers previously identified in the Compensation Discussion and Analysis above.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Carl S. Rubin	2014	1,126,654	—		—	—	1,410,359	$338,982	2,875,995
Chairman and Chief	2013	930,769	—		6,099,187	10,657,671	847,660	$2,142,407	20,677,694
Executive Officer
Charles M. Sonsteby	2014	728,339	—		300,001	356,167	638,250	$104,691	2,127,448
Chief Administrative Officer	2013	706,484	—		450,026	558,709	284,017	$765,464	2,764,700
and Chief Financial Officer	2012	683,213	—		—	—	382,899	26,469	1,092,581
Stephen J. Carlotti	2014	312,981	270,000	(7)	750,044	889,367	207,974	$67,381	2,497,747
Executive Vice President
—Marketing(6)
Philo T. Pappas	2014	521,419	—		183,330	217,653	424,778	$65,420	1,412,600
Executive Vice President	2013	429,478	—		2,573,624	344,671	116,958	$1,083,175	4,547,906
—Merchandising	2012	416,591	—		—	—	116,067	32,872	565,530
Dennis A. Mullahy	2014	420,000	—		74,997	89,037	175,518	$311,563	1,071,115
Senior Vice President
—Growth Initiatives

(1)
The amounts in this column represent actual base salary paid in fiscal 2014.

(2)
Represents the aggregate grant date fair value of the restricted stock awards on the date of the grant as calculated in accordance with ASC 718. With respect to restricted stock awards granted in fiscal year 2013, the underlying valuation assumptions are discussed in Note 8 to the Consolidated Financial Statements for the fiscal year ended February 1, 2014, included in our Registration Statement on Form S-1/A, filed with the SEC on June 24, 2014. With respect to restricted stock awards granted in fiscal 2014, the underlying valuation assumptions are discussed in Note 8 to the Consolidated Financial Statements for the fiscal year ended January 31, 2015, included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.

(3)
Represents the aggregate grant date fair value of the option awards on the date of the grant as calculated in accordance with ASC 718. With respect to option awards granted in fiscal year 2013, the underlying valuation assumptions are discussed in Note 8 to the Consolidated Financial Statements for the fiscal year ended February 1, 2014, included in our Registration Statement on Form S-1/A, filed with the SEC on June 24, 2014. With respect to option awards granted in fiscal 2014, the underlying valuation assumptions are discussed in Note 8 to the Consolidated Financial Statements for the fiscal year ended January 31, 2015, included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.

(4)
The amounts in this column for fiscal 2014 reflect the cash awards to Named Executive Officers under the Bonus Plan, which are discussed in further detail in the preceding section "Compensation Discussion and Analysis—Compensation Elements—Annual Bonuses." The amounts in this column for fiscal 2013 reflect the cash awards to Named Executive Officers under the Company's Bonus Plan for executive officers for fiscal 2013. The amounts in this column for fiscal 2012 reflect the cash awards to Named Executive Officers under the Company's Bonus Plan for executive officers for fiscal 2012.

(5)
The table below reflects the fiscal 2014 components of this column.

	Carl S. Rubin	Charles M. Sonsteby	Stephen J. Carlotti	Philo T. Pappas	Dennis A. Mullahy
Medical Benefits(a)	$20,873	$8,797	$13,181	$16,915	$22,693
Insurance Premiums	6,120	8,270	1,524	6,037	3,904
Company Contributions to 401(k) and Group Universal Life Plan	3,583	2,616	—	2,470	—
Tax Reimbursement(b)	1,242	623	24,942	642	94,675
Relocation	—	—	27,734	—	189,687
Car Allowance/Company-owned or Leased Automobile	13,057	7,200	—	7,200	—
Equity Bonus(c)	293,069	76,411	—	31,794	—
Other(d)	1,038	774	—	362	604

Total Other	$338,982	$104,691	$67,381	$65,420	$311,563

(a)
The amounts in this row for all executive officers include Company-paid medical benefits, including executive and spouse physicals, and for Mr. Carlotti the amounts also include reimbursement for COBRA medical coverage payments made by Mr. Carlotti to his previous employer before he commenced employment with the Company.

(b)
Reimbursement of income taxes is related to relocation, long-term disability insurance premiums and medical expenses, and for Mr. Carlotti, includes a tax gross-up for his sign on bonus.

(c)
The amounts in this row reflect dividend equivalent payments made to equity award holders upon vesting of restricted stock awards in fiscal 2014 related to the special dividend issued in July 2013 to our equity holders.

(d)
The amounts in this row include executive guest travel to Company events.
(6)
Mr. Carlotti became our Executive Vice President—Marketing on June 16, 2014, and his base salary for fiscal 2014 reflects a partial fiscal year.

(7)
The amounts in this column include a sign on bonus of $20,000, payable within 30 days of Mr. Carlotti's start date, and a one-time bonus of $250,000, payable in April 2015, pursuant to the terms of Mr. Carlotti's offer letter with the Company.

Grants of Plan-Based Awards for Fiscal 2014

        The following table sets forth the plan-based awards granted to our Named Executive Officers pursuant to Company plans during fiscal 2014.

 Grants of Plan-Based Awards

					All Other Stock Awards: Number Shares of Stock (#)(2)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Sh)(3)
								Grant Date Fair Value of Stock and Option Awards(4)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Carl S. Rubin
Chairman and Chief	N/A	203,940	1,133,000	2,266,000
Executive Officer
Charles M. Sonsteby	N/A	92,288	512,709	1,025,418
Chief Administrative Officer	8/12/2014				19,789
and Chief Financial Officer(5)	8/12/2014					98,945	$15.16	$656,168
Stephen J. Carlotti	N/A	35,831	199,063	398,126
Executive Vice President	6/16/2014				46,790
—Marketing(6)	6/16/2014					233,950	$16.03	$1,639,411
Philo T. Pappas	N/A	61,425	341,250	682,500
Executive Vice President	8/12/2014				12,093
—Merchandising(7)	8/12/2014					60,465	$15.16	$400,983
Dennis A. Mullahy	N/A	30,240	168,000	336,000
Senior Vice President	8/12/2014				4,947
—Growth Initiatives(8)	8/12/2014					24,735	$15.16	$164,034

(1)
The threshold, target and maximum amounts in these columns show the range of payouts targeted for fiscal 2014 for performance under the Bonus Plan as discussed in further detail in "Compensation Discussion and Analysis—Compensation Elements—Annual Bonuses." Bonuses were recommended by the Compensation Committee, and approved by the Board, as applicable, in March 2015 and were paid in April 2015, as reflected in the Summary Compensation Table in the column entitled "Non-Equity Incentive Plan Compensation."

(2)
All equity awards noted below were granted under the 2014 Omnibus Plan.

(3)
All grants of stock options under the 2014 Omnibus Plan prior to June 27, 2014, our first day of listing on The NASDAQ Global Select Market, have an exercise price determined by us to be equal to or greater than the fair market value of our Common Stock on the date of grant. Because prior to June 27, 2014, the Company was privately-held and there was no public market for our Common Stock, the fair market value of our Common Stock was determined by our Board based on available information that was material to the value of our Common Stock at the time such determination was made, including any third-party valuation reports, the principal amount of the Company's indebtedness, the Company's actual and projected financial results, and fluctuations in the market value of publicly traded companies in the retail industry. All grants of stock options on or after June 27, 2014 have an exercise price equal to the closing price of our Common Stock on The NASDAQ Global Select Market, on the date of grant.

(4)
The amounts in this column represent the aggregate grant date fair value of the restricted stock awards as calculated in accordance with ASC 718.

(5)
Stock options were granted to Mr. Sonsteby effective August 12, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Sonsteby's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Sonsteby's option agreement). Mr. Sonsteby's restricted stock awards vest 25% on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Sonsteby's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Sonsteby's restricted stock award agreement). Mr. Sonsteby will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(6)
Stock options were granted to Mr. Carlotti effective June 16, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of June 16, 2014, or immediately upon the termination of Mr. Carlotti's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Carlotti's option agreement). Mr. Carlotti's restricted stock awards vest 25% on each of the first through fourth anniversaries of June 16, 2014, or immediately upon the termination of Mr. Carlotti's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Carlotti's restricted stock award agreement). Mr. Carlotti will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(7)
Stock options were granted to Mr. Pappas effective August 12, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Pappas's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Pappas's option agreement). Mr. Pappas's restricted stock awards vest 25% on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Pappas's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Pappas's restricted stock award agreement). Mr. Pappas will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(8)
Stock options were granted to Mr. Mullahy effective August 12, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Mullahy's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Mullahy's option agreement). Mr. Mullahy's restricted stock awards vest 25% on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Mullahy's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Mullahy's restricted stock award agreement). Mr. Mullahy will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

Employment Agreements with Certain Named Executive Officers

Rubin employment agreement

        We entered into an employment agreement with Mr. Rubin, our current Chairman and Chief Executive Officer, which became effective on March 18, 2013, the date he commenced employment. The agreement provides for an annual base salary of $1,100,000, subject to increase in the Board's discretion. Mr. Rubin will be eligible to earn an annual incentive bonus at a target of 100% of his annual base salary and a maximum bonus of 200% of his annual base salary, based on performance criteria established by the Board for each fiscal year during his employment. Mr. Rubin receives no additional compensation for his service as a director of the Company.

        In connection with the commencement of his employment, Mr. Rubin was granted an option to purchase 1,845,000 shares of the Company's Common Stock at an exercise price of $18.25 (which was adjusted to $13.86 in connection with the payment of a dividend to holders of our Common Stock in July 2013). The option will vest pro rata on each of the first five anniversaries of the date of grant. Mr. Rubin also was granted 334,288 restricted shares of the Company's Common Stock that will vest pro rata on the first through fifth anniversaries of the date of grant.

        For more information about the payments and benefits payable to Mr. Rubin upon a termination of his employment, please see "Executive Compensation—Potential Payments upon Termination or Change of Control" below.

Outstanding Equity Awards at Fiscal Year-End 2014

        The following table sets forth information regarding equity awards held by our Named Executive Officers as of January 31, 2015.

	Option Awards				Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Value of Shares or Units of Stock That Have Not Vested ($)(3)
Carl S. Rubin					267,431	6,899,720
Chairman and Chief Executive	369,000	1,476,000	13.86	3/17/2021
Officer(4)
Charles M. Sonsteby					49,533	1,277,951
Chief Administrative Officer	223,424	55,858	6.23	1/4/2019
and Chief Financial Officer(5)	223,424	55,858	6.55	1/4/2019
	223,424	55,858	11.14	1/4/2019
	30,774	92,324	13.90	7/2/2021
	—	98,945	15.16	8/11/2024
Stephen J. Carlotti					46,790	1,207,182
Executive Vice President—	—	233,950	16.03	6/15/2024
Marketing(6)
Philo T. Pappas					171,084	4,413,967
Executive Vice President—	107,151	—	7.22	7/1/2017
Merchandising(7)	9,312	—	7.22	4/16/2017
	214,151	—	11.31	7/1/2017
	9,312	—	11.31	4/16/2017
	18,984	56,956	13.90	7/2/2021
	—	60,465	15.16	8/11/2024
Dennis A. Mullahy					21,021	542,342
Senior Vice President—Growth	26,789	80,368	15.56	1/21/2022
Initiatives(8)	—	24,735	15.16	8/11/2024

(1)
All stock option awards granted prior to June 27, 2014, our first day of listing on The NASDAQ Global Select Market, have an exercise price determined by us to be equal to or greater than the fair market value of our Common Stock on the date of grant. Because prior to June 27, 2014, the Company was privately-held and there was no public market for our Common Stock, the fair market value of our Common Stock was determined by our Board based on available information that was material to the value of our Common Stock at the time such determination was made, including any third-party valuation reports, the principal amount of the Company's indebtedness, the Company's actual and projected financial results, and fluctuations in the market value of publicly traded companies in the retail industry. All stock option awards granted on or after June 27, 2014 have an exercise price equal to the closing price of our Common Stock on The NASDAQ Global Select Market, on the date of grant.

(2)
All stock option awards granted prior to the approval of the 2014 Omnibus Plan by our stockholders on June 6, 2014, have an eight-year term, and all stock option awards granted after the approval of the 2014 Omnibus Plan have a ten-year term.

(3)
Market values reflect the closing price of our Common Stock on The NASDAQ Global Select Market on January 30, 2015 (the last business day of fiscal year 2014), which was $25.80.

(4)
Stock options were granted to Mr. Rubin effective March 18, 2013 vesting at the rate of 20% per year on each of the first through fifth anniversaries of March 18, 2013, or immediately upon a Change of Control (as defined in the Stockholders Agreement). Mr. Rubin will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(5)
Stock options were granted to Mr. Sonsteby: (i) effective on January 5, 2011, vesting at the rate of 20% per year on each of the first through fifth anniversaries of October 4, 2010, or immediately upon a Change of Control (as defined in the Stockholders Agreement): (ii) effective July 3, 2013 vesting at the rate of 25% per year on each of the first through fourth anniversaries of July 3, 2013, or immediately upon a Change of Control (as defined in the Stockholders Agreement); and (iii) effective August 12, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Sonsteby's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Sonsteby's stock option agreement). Mr. Sonsteby's restricted stock awards with respect to 11,279 unvested shares of Common Stock vest 100% on the fifth anniversary of October 4, 2011 (vesting of the shares would accelerate upon a Change of Control (as defined in the Stockholders Agreement) or in the event of Mr. Sonsteby's death, disability or termination by the Company without cause). Mr. Sonsteby's restricted stock awards with respect to 18,465 unvested shares of Common Stock vest 25% on each of the first through fourth anniversaries of July 3, 2013, or immediately upon a Change of Control. Mr. Sonsteby's restricted stock awards with respect to 19,789 unvested shares of Common Stock vest 25% on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Sonsteby's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Sonsteby's restricted stock award agreement). Mr. Sonsteby will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(6)
Stock options were granted to Mr. Carlotti effective June 16, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of June 16, 2014, or immediately upon the termination of Mr. Carlotti's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Carlotti's stock option agreement). Mr. Carlotti's restricted stock awards vest 25% on each of the first through fourth anniversaries of June 16, 2014, or immediately upon the termination of Mr. Carlotti's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Carlotti's restricted stock award agreement). Mr. Carlotti will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(7)
Stock options were granted to Mr. Pappas (i) effective July 3, 2013 vesting at the rate of 25% per year on each of the first through fourth anniversaries of July 3, 2013, or immediately upon a Change of Control (as defined in the Stockholders Agreement); and (ii) effective August 12, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Pappas's employment without cause within

  12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Pappas's stock option agreement). Mr. Pappas's restricted stock awards with respect to 11,391 unvested shares of Common Stock vest 25% on each of the first through fourth anniversaries of July 3, 2013, or immediately upon a Change of Control. Mr. Pappas's restricted stock awards with respect to 73,800 unvested shares of Common Stock vest 40% on the second anniversary of January 22, 2014, and the remaining 60% on the third anniversary of January 22, 2014. Mr. Pappas's restricted stock awards with respect to 73,800 additional unvested shares of Common Stock vest as follows: (a)(i) 24,600 shares on March 31, 2015, so long as the Company achieves the numerical earnings before interest and taxes, less an inventory charge ("EBIT") plan designated by the Board in its business plan for fiscal year 2014 (the "Fiscal 2014 EBIT Number"); (ii) 24,600 shares on March 31, 2016, so long as Company has achieved at least ten percent (10%) growth in its EBIT in fiscal year 2015 as compared to fiscal year 2014, and (iii) 24,600 shares on March 31, 2017, so long as the Company has achieved at least ten (10%) percent growth in its EBIT in fiscal year 2016 as compared to fiscal year 2015; and (b) with respect to any shares that otherwise remain unvested pursuant to (a), Mr. Pappas will be able to vest in such shares contingent on the Company's achievement of certain cumulative EBIT metrics. Mr. Pappas's restricted stock awards with respect to 12,093 unvested shares of Common Stock vest 25% on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Pappas's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Pappas's restricted stock award agreement). Mr. Pappas will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

(8)
Stock options were granted to Mr. Mullahy: (i) effective January 22, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of January 22, 2014, or immediately upon a Change of Control (as defined in the Stockholders Agreement); and (ii) effective August 12, 2014 vesting at the rate of 25% per year on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Mullahy's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Mullahy's stock option agreement). Mr. Mullahy's restricted stock awards with respect to 16,074 unvested shares of Common Stock vest 25% on each of the first through fourth anniversaries of January 22, 2014, or immediately upon a Change of Control. Mr. Mullahy's restricted stock awards with respect to 4,947 unvested shares of Common Stock vest 25% on each of the first through fourth anniversaries of August 12, 2014, or immediately upon the termination of Mr. Mullahy's employment without cause within 12 months following a Change of Control (as defined in the 2014 Omnibus Plan and Mr. Mullahy's restricted stock award agreement). Mr. Mullahy will receive all dividends and distributions, if any, paid with respect to the shares of restricted stock he holds, but if any such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability and vesting conditions as are the shares of restricted stock with respect to which they were paid.

Option Exercises and Stock Vested for Fiscal 2014

        The following table shows the number of stock options exercised by our Named Executive Officers, and stock awards held by our Named Executive Officers that vested, during fiscal year 2014.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Carl S. Rubin	—	—		66,857	1,071,718	(1)
Chairman and Chief Executive Officer
Charles M. Sonsteby	—	—		17,430	303,741	(2)
Chief Administrative Officer and Chief Financial Officer
Stephen J. Carlotti	—	—		—	—
Executive Vice President—Marketing
Philo T. Pappas	330,460.00	6,302,834.00	(3)	7,256	119,085	(4)
Executive Vice President—Merchandising
Dennis A. Mullahy	—	—		5,357	125,997	(5)
Senior Vice President—Growth Initiatives

(1)
The shares were valued at $16.03 per share on the March 18, 2014 vesting date for Mr. Rubin's restricted shares. Mr. Rubin forfeited 18,938 restricted shares to cover his withholding tax obligations due upon vesting of restricted shares in fiscal year 2014.

(2)
Represents the fair market value of the shares on the vesting dates, which was $16.76 with respect to 6,154 shares and $17.79 with respect to 11,276 shares, calculated as the closing stock price on The NASDAQ Global Select Market on the vesting dates or last business day closest to the vesting dates multiplied by the number of shares vesting.

(3)
Represents the stock price on The NASDAQ Global Select Market at exercise minus the option exercise price, multiplied by the number of shares acquired on exercise.

(4)
The shares were valued at $16.03 per share on the April 17, 2014 vesting date with respect to 3,459 of Mr. Pappas's restricted shares. With respect to 3,797 shares, represents the fair market value of the shares on the vesting date, which was $16.76, calculated as the closing stock price on The NASDAQ Global Select Market on the vesting date or last business day closest to the vesting date multiplied by the number of shares vesting. Mr. Pappas forfeited 1,039 restricted shares to cover his withholding tax obligations due upon vesting of restricted shares in fiscal year 2014.

(5)
Represents the fair market value of the shares on the vesting date, which was $23.52, calculated as the closing stock price on The NASDAQ Global Select Market on the vesting date or last business day closest to the vesting date multiplied by the number of shares vesting. Mr. Mullahy forfeited 1,645 restricted shares to cover his withholding tax obligations due upon vesting of restricted shares in fiscal year 2014.

Potential Payments upon Termination or Change of Control

        Mr. Rubin, is entitled under his employment agreement, effective March 18, 2013 (the "Rubin Agreement"), to certain benefits in the event of termination. Messrs. Sonsteby, Carlotti, Pappas and

Mullahy participate in the OSPP (as described below), which provides for severance payments and benefits upon certain terminations of employment.

        In addition, in the event of a Change of Control (as defined in the 2014 Omnibus Plan), the 2014 Omnibus Plan provides for a range of possible actions with respect to outstanding equity awards, including acceleration of vesting. In the event of a transaction that constitutes a Change of Control for awards granted prior to the adoption of the 2014 Omnibus Plan on June 6, 2014, each Named Executive Officer, would be entitled to acceleration of his equity awards. In the event of a transaction that constitutes a Change of Control for awards granted prior to the adoption of the 2014 Omnibus Plan on June 6, 2014, each Named Executive Officer, would be entitled to acceleration of his equity awards in the event of a subsequent termination of employment within twelve months following the Change of Control. In addition, our Named Executive Officers may also be entitled to accelerated vesting of their respective equity awards upon a termination of employment, depending on the specific circumstance as set forth below. The payments for which the Named Executive Officers are eligible under various circumstances related to a Change of Control or termination of employment are detailed below.

        The 2014 Omnibus Plan defines a "Change of Control" as follows (1) Whenever used in an Award granted prior to the date of adoption of the Omnibus Plan, a "Change of Control" as defined in Stockholders Agreement, and (2) in every other case, a "Change of Control" means the occurrence of any of the following: (i) any consolidation or merger of the Company with or into any other corporation or other Person, or any other corporate reorganization or transaction (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization or transaction, own capital stock either (A) representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the economic interests in or voting power of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction or (B) that does not directly, or indirectly through one or more entities, have the power to elect a majority of the entire board of directors of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction; (ii) any stock sale or other transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of fifty percent (50%) of the Company's voting power is owned directly, or indirectly through one or more entities, by any Person and its "affiliates" or "associates" (as such terms are defined in the rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time), other than the Investors and their respective affiliated funds, excluding, in any case referred to in clause (i) or (ii) an initial public offering or any bona fide primary or secondary public offering following the occurrence of an initial public offering; or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

        The Stockholders Agreement defines a "Change of Control" as the occurrence of any of the following: (i) any consolidation or merger of the Company with or into any other corporation or other person, or any other corporate reorganization or transaction (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization or transaction, own capital stock either (A) representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the economic interests in or voting power of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction or (B) that does not directly, or indirectly through one or more entities, have the power to elect a majority of the entire Board of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction; (ii) any stock sale or other transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of fifty percent (50%) of the Company's voting power is owned directly, or indirectly through one or more entities, by any person and its affiliates or associates, other than the Sponsors and their affiliates and the affiliates of Highfields Capital Management LP, excluding, in any case, the Company's initial public offering or any bona fide primary or secondary public offering following the occurrence of the initial public offering; or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

Rights and Potential Payments on Termination for Cause, Death, Disability and Voluntary Resignation

        Cause.    Each of the Rubin Agreement and the OSPP provides that no payments or benefits are due to a Named Executive Officer in the event of a termination for cause except amounts accrued and payable to such executive through the termination date. Under the 2014 Omnibus Plan, all stock options (whether vested or unvested) will immediately terminate on a termination of employment for cause.

        Death.    Each Named Executive Officer is provided a life insurance policy by the Company with a $1,000,000 benefit, which would be payable to the executive's beneficiaries upon such executive's death. The Rubin Agreement provides that his beneficiaries would be further entitled to an amount equal to his pro-rated bonus for the year in which death occurs. Under the 2014 Omnibus Plan, the executive's permitted transferee has the option within the one-year period following the executive's termination of employment (or through the option's expiration date, if earlier) to exercise any vested stock options held by the Named Executive Officer prior to his death. In addition, pursuant to his restricted stock agreement entered into on January 5, 2011, Mr. Sonsteby's unvested restricted stock related to that grant would vest. Assuming the executive's death on January 31, 2015, the last day of our fiscal year, and that the executive's permitted transferee exercised its option to exercise any vested stock options held by the Named Executive Officer at such time and to sell all of the shares owned by the Named Executive Officer, the estate of each Named Executive Officer would have realized, using a price of $25.80 per share of Common Stock, the closing price of our Common Stock on The NASDAQ Global Select Market on January 30, 2015 (the last business day of fiscal year 2014), the following amounts for his shares (based on the spread, if any, of the fair market value of the Common Stock as of fiscal year end over the value of the applicable exercise prices for the vested options): Carl S. Rubin $9,520,200; Charles M. Sonsteby, $18,377,985; Stephen J. Carlotti, $0; Philo T. Pappas, $9,259,878; and Dennis A. Mullahy, $691,156.

        Disability.    The Company provides each Named Executive Officer with an executive long-term disability policy for the benefit of such executive, which would afford such executive a right to disability benefits after 90 days of the executive becoming disabled in the amount of 67% of monthly compensation up to $20,000 per month. This benefit generally continues until the disability is resolved or age 65. Under the Rubin Agreement, Mr. Rubin would be further entitled to an amount equal to his pro-rated bonus for the year in which his termination due to disability occurs. During the one-year period following the executive's termination of employment due to disability (or through the option's expiration date, if earlier), the executive may exercise any vested stock options held by him prior to his termination. In addition, pursuant to his restricted stock agreement entered into on January 5, 2011, Mr. Sonsteby's unvested restricted stock related to that grant would vest. Assuming the executive exercised his option to exercise any vested stock options held by him at such time and to sell all of the shares owned by the Named Executive Officer upon disability on the last day of fiscal 2014, the Named Executive Officer would have received, using a price of $25.80 per share of Common Stock, the closing price of our Common Stock on The NASDAQ Global Select Market on January 30, 2015 (the last business day of fiscal year 2014), the following amounts for his or her shares (based on the spread, if any, of the fair market value of the Common Stock as of fiscal year end over the value of the applicable exercise prices for the vested options): Carl S. Rubin $9,520,200; Charles M. Sonsteby, $18,377,985; Stephen J. Carlotti, $0; Philo T. Pappas, $9,259,878; and Dennis A. Mullahy, $691,156.

        Voluntary resignation.    In the event of a voluntary resignation of any of the Named Executive Officers, there are no payments or benefits that continue beyond what is accrued and payable through the termination date. The executive may exercise any vested options held by him prior to his resignation for up to 60 days following termination (or through the option's expiration date, if earlier).

Rights and Potential Payment Upon a Change of Control or Termination Without Cause or With Good Reason

Rubin Employment Agreement

        Pursuant to the Rubin Agreement, if Mr. Rubin's employment is terminated by the Company without cause or by Mr. Rubin for good reason, then, for the two-year period following the date of termination, he would be entitled, subject to signing an effective release of claims, to receive a severance benefit equal to (i) his base salary at the annual rate in effect on the date of termination, (ii) the amount of his annual target bonus for the year of termination and (iii) continued medical and dental benefits at the Company's expense. Mr. Rubin's severance entitlements are also subject to his compliance with certain restrictive covenants, including non-competition, non-hire, and non-solicitation obligations during, and for two years following his employment.

        Pursuant to the Rubin Agreement, "cause" means the following events or conditions, as determined by the Board in its reasonable judgment: (i) the willful failure to perform (other than by reason of disability), or gross negligence in the performance of, his material duties and responsibilities to the Company or any of its Affiliates (as defined in the Rubin Agreement), or willful failure to follow or carry out any lawful and reasonable direction of the Board, and the continuance of such willful failure or gross negligence for a period of 25 days after written notice; (ii) the willful material breach of any provision of this Agreement or any other material agreement between Mr. Rubin and the Company or any of its Affiliates and the continuance of such material breach for a period of 25 days after delivery of written notice to the executive; (iii) fraud, embezzlement, theft or other dishonesty with respect to the Company or any of its Affiliates; (iv) the conviction of, or a plea of nolo contendere to, any felony or any other crime involving dishonesty or moral turpitude; and (v) any other conduct that involves a willful and material breach of fiduciary obligation.

        The term "good reason" means any of the following, if occurring without Mr. Rubin's consent or other than for tax or other regulatory reasons: (i) removal of Mr. Rubin from the position of CEO or director of the Company (or a successor corporation), or his removal from a director or officer position of an Immediate Affiliate; (ii) material diminution in the nature or scope of his responsibilities, duties or authority, including the appointment or election of a Board Chairman who is also an executive officer of the Company, other than Mr. Rubin, a change in his direct reporting to the full Board or a change in reporting relationships resulting from the direct or indirect control of the Company (or a successor corporation) by another corporation or other entity or resulting from an acquisition by a person or entity of at least 50% of the equity, property or other assets of the Company or any of its Affiliates; provided, however, that any material diminution of the business of the Company or any of its Affiliates shall not constitute "good reason"; (iii) the material failure of the Company to provide him the base salary and annual bonus opportunity in accordance with the terms of the Rubin Agreement; or (iv) relocation of Mr. Rubin's office to an area outside of a 50-mile radius from the Company's current headquarters in Irving, Texas. To qualify as a termination for good reason under the Rubin Agreement, notice to the Company must have been given by Mr. Rubin and the Company must have failed to cure the good reason within 30 days of receiving notice.

        In addition to the Rubin Agreement, Mr. Rubin entered into agreements providing for his restricted stock grants and his stock option grant. These agreements provide that in the event of a Change of Control (as defined in the Stockholders Agreement and above under "—Potential Payments upon Termination or Change of Control"), all of Mr. Rubin's restricted stock and stock options will immediately vest.

        The Rubin Agreement provides no change of control severance benefits.

Officer Severance Pay Plan

        In April 2008, the Board approved the OSPP, which was amended in July 2008 and was further amended on May 20, 2014 (the "2014 OSPP Amendment") and December 9, 2014 (the "Second 2014 OSPP Amendment"). The OSPP was established by the Company to provide certain severance benefits, subject to the terms and conditions of the OSPP, to designated officers (those with a position of Vice President or above, or an equivalent title as approved by the Compensation Committee, and excluding the Chief Executive Officer) in the event that their employment is permanently terminated as a result of a "Qualifying Termination". For purposes of the OSPP, an executive is subject to a "Qualifying Termination" if:

  •
  the executive is on active payroll or is on an approved leave of absence with a right to reinstatement at the time his or her employment terminates;

  •
  the executive's employment is terminated by the Company other than for "Cause" (which includes a refusal or failure to perform, or material negligence in the performance of, the executive's duties, a material breach of a material agreement between the executive and the Company, fraud, embezzlement, theft, other dishonesty, the conviction of or plea of guilty or nolo contendere to a crime involving dishonesty or moral turpitude, breach of a fiduciary duty to the Company or violation of Company policy that could expose the Company to liability or could damage the Company's business or reputation) and other than a result of death or disability;

  •
  the executive is not offered and has not accepted other employment with (1) an affiliate of the Company, (2) a successor of the Company, or (3) a purchaser of some or all of the assets of the Company, in each case: (a) in a position which the executive is qualified to perform regardless of whether the executive is subject to, among other things, a new job title, different reporting relationships or a modification of the executive's duties and responsibilities; (b) in a position that, when compared with the executive's last position with the Company, provides a comparable base salary and bonus opportunity; and (c) where there is no change in the executive's principal place of employment to a location more than 35 miles from the executive's principal place of employment immediately prior to the Qualifying Termination; and

  •
  the executive continues employment until the termination date designated by the Company or such earlier date to which the Company agrees, and, during the period from the date the executive receives notice of termination until the termination date, the executive continues to perform to the reasonable satisfaction of the Company.

        Executives subject to a Qualifying Termination are entitled to the following benefits:

  •
  severance pay, payable in accordance with the Company's normal payroll practices, at the following levels: (i) for the position of Vice President with less than two years of service, six months of base salary continuation; (ii) for the position of Vice President with two or more years of service, twelve months of base salary continuation; (iii) for the position of Senior Vice President, Executive Vice President or President with less than two years of service, twelve months of base salary continuation; and (iv) for the position of Senior Vice President, Executive Vice President or President with two or more years of service, eighteen months of base salary continuation;

  •
  a pro-rated target annual bonus for the year of termination (or, following the 2014 OSPP Amendment, a pro-rated earned annual bonus for the year of termination); and

  •
  the continuation of group medical and dental benefits for the salary continuation period (or, following the Second 2014 OSPP Amendment, cash welfare benefit payments to be paid at a rate equal to (i) the Company-paid portion of the group medical and dental plan premiums in effect for the executive (and his/her spouse and dependents, as applicable) immediately prior to the termination date, as pro-rated for each payroll period, multiplied by (ii) 130%).

        In order to obtain severance benefits under the OSPP, an executive must first execute a severance agreement and release with the Company that includes a waiver and release of any and all claims against the Company and a commitment that, for one year following termination (or, following the 2014 OSPP Amendment, for the greater of twelve months and the severance period), the executive will not solicit or hire any associate or distributor or vendor of the Company or its subsidiaries and will not directly or indirectly compete with, or join an organization that directly or indirectly competes with, the Company. Additionally, an executive officer will not be eligible for benefits under the OSPP if he or she is eligible for severance pay or other termination benefits under any other severance pay plan or under any employment agreement or other agreement with the Company or any of its affiliates.

Estimated Equity Payments

        Had a Change of Control occurred on the last day of fiscal 2014 and each Named Executive Officer was subsequently terminated, each Named Executive Officer would have realized the following values for their unvested options, including those with accelerated vesting, (based on the spread, if any, of $25.80 per share of Common Stock, the closing price of our Common Stock on The NASDAQ Global Select Market on January 30, 2015 (the last business day of fiscal year 2014), over the value of the applicable exercise prices for the options): Carl S. Rubin $38,080,800; Charles M. Sonsteby, $9,258,149; Stephen J. Carlotti, $2,285,692; Philo T. Pappas, $3,029,462; and Dennis A. Mullahy, $2,711,657. Each Named Executive Officer would additionally have realized the following values for their unvested restricted shares, including those vesting: Carl S. Rubin $6,899,720; Charles M. Sonsteby, $1,277,951; Stephen J. Carlotti, $1,207,182; Philo T. Pappas, $4,413,967; and Dennis A. Mullahy $542,342.

Estimated Separation Payments

        The table below reflects the amount of compensation payable in the event of an involuntary termination without cause or resignation for good reason to (i) Mr. Rubin under his employment agreement, and (ii) each of the other Named Executive Officers, under the OSPP described above and, in the case of Messrs. Sonsteby, his restricted stock agreement entered into on January 5, 2011 (solely in respect of an involuntary termination without cause) under which he had 11,279 unvested shares of restricted stock as of the end of fiscal year 2014. The amounts shown in the table for the Named Executive Officers, assume that the executive's termination was effective as of the last day of the fiscal year, January 31, 2015, and have been determined, where applicable, using a price of $25.80 per share of Common Stock, the closing price of our Common Stock on The NASDAQ Global Select Market on January 30, 2015 (the last business day of fiscal year 2014). The actual amounts, or value, to be paid to these Named Executive Officers can only be determined at the time of such executive's separation from the Company.

	Executive Payments and Benefits upon Termination Without Cause or by Executive with Good Reason ($)
Carl S. Rubin
Salary	2,266,000
Bonus	1,133,000
Welfare Benefits	34,602	(1)

Total	3,433,602
Charles M. Sonsteby
Salary	1,098,663
Bonus	512,709
Restricted Stock	290,998
Welfare Benefits	16,669	(1)

Total	1,919,039
Stephen J. Carlotti
Salary	787,500
Bonus	199,063
Welfare Benefits	24,695	(1)

Total	1,011,258
Philo T. Pappas
Salary	787,500
Bonus	341,250
Welfare Benefits	25,103	(1)

Total	1,153,853
Dennis A. Mullahy
Salary	630,000
Bonus	168,000
Welfare Benefits	25,002	(1)

Total	823,002

(1)
Represents the estimated value of the Company paid portion of the premium for executive's medical and dental for the salary continuation period.

 PROPOSAL 2

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

        The Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement describes our executive compensation program and the compensation of our Named Executive Officers for fiscal 2014. The Board of Directors is asking stockholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:

        "RESOLVED, that the stockholders of The Michaels Companies, Inc. APPROVE, on an advisory basis, the compensation paid to its Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."

        As described in detail in the Compensation Discussion and Analysis, we have a total compensation approach focused on performance-based incentive compensation that seeks to:

  •
  attract and retain highly qualified individuals whose contributions result in Michaels meeting or exceeding its financial and strategic goals;

  •
  motivate officers to achieve exceptional levels of operating and financial performance; and

  •
  align officer interests with the long-term goals of our stockholders.

        We believe Michaels' performance demonstrates the effectiveness of our compensation program.

        The Board is asking stockholders to support this proposal. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders as expressed in their votes. The Board and Compensation Committee will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officers.

        Your Board of Directors recommends a vote FOR Proposal 2, Advisory Vote on Named Executive Officer Compensation.

 PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF NAMED EXECUTIVE OFFICER COMPENSATION ADVISORY VOTES

        In Proposal 2, we are asking stockholders to cast an advisory vote on the compensation paid to Michaels' Named Executive Officers. That advisory vote is referred to as a "say-on-pay" vote. In this Proposal 3, we are asking stockholders to cast a non-binding advisory vote on how frequently we should have say-on-pay votes in the future. Stockholders may vote whether to hold say-on-pay votes every one, two or three years; stockholders also have the option to abstain from voting on this matter. We will consider the interval selected by the highest number of votes cast to be the recommendation of the stockholders.

        The Board believes at this time that say-on-pay votes should be held every three years. Our executive compensation programs are intended to have a performance and compensation focus that is longer than the current year for which compensation is paid. As a result, the Board believes that our executive compensation programs should be evaluated over a period longer than one year, and three years is an appropriate period over which to evaluate the effectiveness of those programs. While we recognize that there are many views on the appropriateness of any interval or frequency, we believe that conducting an annual advisory "say-on-pay" vote may unnecessarily focus on short-term performance.

        Although this advisory vote on frequency is not binding on Michaels' Board of Directors, the Board values stockholder views as to what is an appropriate frequency for advisory "say-on-pay" votes, and welcomes the stockholders' recommendation on this question. If a plurality of votes is cast in favor of an interval other than three years, the Board intends to consider such alternative frequency prior to determining the frequency for "say-on-pay" votes to be submitted to stockholders in the future.

        Your Board of Directors recommends that stockholders vote for the three-year option in Proposal 3 as the frequency for the Advisory Vote on Named Executive Officer Compensation.

 PROPOSAL 4

VOTE ON THE 2014 OMNIBUS LONG-TERM INCENTIVE PLAN TO COMPLY WITH § 162(M) OF THE INTERNAL REVENUE CODE

        On May 20, 2014, the Board adopted, and on June 6, 2014 our stockholders approved, The Michaels Companies, Inc. 2014 Omnibus Long-Term Incentive Plan (the "2014 Omnibus Plan"). The 2014 Omnibus Plan provides equity-based, long-term incentive compensation for our key associates, directors, consultants and advisors. We believe that the use of long-term awards, including equity-based awards, attracts, retains and motivates our associates and other key service providers and serves to align their long-term interests with those of our stockholders.

        Awards granted under the 2014 Omnibus Plan may be made subject to various vesting requirements, including the satisfaction of specified performance criteria. The Board is asking stockholders to approve the material terms of the performance criteria under the 2014 Omnibus Plan, including re-approving the eligibility requirements and maximum award limits, in order for certain future awards granted under the 2014 Omnibus Plan to be eligible to qualify as exempt "performance-based compensation" pursuant to §162(m) of the Internal Revenue Code of 1986, as amended ("§162(m)"). Under §162(m), a publicly-held corporation is generally not entitled to a federal income tax deduction with respect to any taxable year for compensation in excess of $1 million to certain of its executive officers. Qualifying performance-based compensation, however, is not subject to this deduction limitation. To qualify for the performance-based exception under §162(m) with respect to certain future awards under the 2014 Omnibus Plan, compensation must be paid under a plan the material terms of which, including the business performance criteria, eligibility requirements and maximum award limits, have been approved periodically by stockholders.

        We are not requesting that stockholders (i) approve any increase in shares, (ii) expand the eligibility requirements, or (iii) increase the annual maximum amount of compensation that may be paid or awarded, under the 2014 Omnibus Plan. We are asking stockholders for approval only to satisfy the requirements of §162(m). The specified performance criteria included in the 2014 Omnibus Plan being submitted for approval remains unchanged since our stockholders approved the 2014 Omnibus Plan on June 6, 2014.

        In addition to re-approving the current eligibility requirements for awards and maximum annual limits (as described below), we are asking stockholders to approve the following language contained in our 2014 Omnibus Plan:

          "Performance Criteria":    Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting, payment or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure or objectively determinable measures of performance relating to any or any combination of the following (measured absolutely, by reference to an index or indices, or relative to a peer group, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; net sales; comparable store sales; sales by location or store type; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, and/or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; operating efficiencies; operating income; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; buyer contribution; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

        The affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual Meeting is required for approval of the 2014 Omnibus Plan.

        Your Board of Directors unanimously recommends a vote FOR Proposal 4, Vote on the 2014 Omnibus Long-Term Incentive Plan to Company with § 162(m) of the Internal Revenue Code.

        A copy of the 2014 Omnibus Plan is attached as Annex I to the proxy statement, and we urge stockholders to read it in its entirety. Although stockholders are being asked to approve only the existing eligibility requirements, annual maximum limits and the specific portions of the 2014 Omnibus Plan set forth above for §162(m) tax purposes, pursuant to SEC rules, we are required to provide a summary of all the material terms of 2014 Omnibus Plan. The following summary does not purport to be complete and is qualified by reference to the terms of the 2014 Omnibus Plan.

Description of the 2014 Omnibus Plan

        Prior to our initial public offering, on May 20, 2014, our Board amended and restated our Equity Incentive Plan under the name The Michaels Companies, Inc. 2014 Omnibus Long-Term Incentive Plan and following such adoption all equity-based awards are granted under the 2014 Omnibus Plan. The 2014 Omnibus Plan also permits grants of cash bonuses. The following summary describes the material terms of the 2014 Omnibus Plan.

        Purpose.    The purpose of the 2014 Omnibus Plan is to advance the Company's interests by providing for the grant to participants of equity and other incentive awards.

        Plan administration.    The 2014 Omnibus Plan is administered by the Compensation Committee whereas the Equity Incentive Plan had been administered by the Board. The Compensation Committee has the authority to, among other things, interpret the 2014 Omnibus Plan, determine eligibility for, grant and determine the terms of awards under the 2014 Omnibus Plan, and to do all things necessary to carry out the purposes of the 2014 Omnibus Plan. The Compensation Committee's determinations under the 2014 Omnibus Plan will be conclusive and binding.

        Authorized shares.    Subject to adjustment, the maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the 2014 Omnibus Plan, excluding shares already issued under the Equity Incentive Plan, but including shares issuable, but not yet issued, under outstanding awards granted under the Equity Incentive Plan, as well as shares available for future awards, is 9,778,531 shares. Shares of Common Stock to be issued under the 2014 Omnibus Plan may be authorized but unissued shares of Common Stock or previously-issued shares acquired by the Company. Any shares of Common Stock underlying awards that are settled in cash or otherwise expire, terminate, are forfeited prior to the issuance of stock thereunder, or are withheld to cover the exercise price or any applicable tax withholding will again be available for issuance under the 2014 Omnibus Plan.

        Individual limits.    The maximum number of shares for which stock options may be granted and the maximum number of shares of stock subject to stock appreciation rights to any person in any calendar year will each be 7,380,000 shares. The maximum number of shares subject to other awards granted to any person in any calendar year will be 7,380,000 shares. The maximum amount payable to any person in any calendar year under cash awards will be $10 million.

        Eligibility.    The Compensation Committee will select participants from among the key associates, directors, consultants and advisors of the Company and its affiliates who are in a position to make a significant contribution to our success. Eligibility for stock options intended to be incentive stock options (ISOs) is limited to employees of the Company or certain affiliates.

        Types of awards.    The 2014 Omnibus Plan provides for grants of stock options, stock appreciation rights, restricted and unrestricted stock and stock units, performance awards, cash awards, and other awards convertible into or otherwise based on shares of our stock. Dividend equivalents may also be provided in connection with an award under the 2014 Omnibus Plan.

  •
  Stock options and stock appreciation rights:  The exercise price of an option, and the base price against which a stock appreciation right is to be measured, are not permitted to be less than the fair market value (or, in the case of an ISO granted to a ten-percent stockholder, 110% of the fair market value) of a share of Common Stock on the date of grant. The Compensation Committee will determine the time or times at which stock options or stock appreciation rights become exercisable and the terms on which such awards remain exercisable.

  •
  Restricted and unrestricted stock:  A restricted stock award is an award of Common Stock subject to forfeiture restrictions, while an unrestricted stock award is not subject to restrictions under the 2014 Omnibus Plan.

  •
  Stock units:  A stock unit award is denominated in shares of Common Stock and entitles the participant to receive stock or cash measured by the value of the shares in the future. The delivery of stock or cash under a stock unit may be subject to the satisfaction of performance conditions or other vesting conditions.

  •
  Performance awards:  A performance award is an award the vesting, settlement or exercisability of which is subject to specified performance criteria. Performance awards may be stock-based or cash-based.

  •
  Cash awards:  A cash award is an award that is settled in cash.

        Vesting.    The Compensation Committee has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award.

        Termination of employment.    The Compensation Committee will determine the effect of termination of employment or service on an award. Unless otherwise provided by the Compensation Committee or in an award agreement, upon a termination of employment all unvested options and other awards requiring exercise will terminate, all other unvested awards will be forfeited and vested options will terminate if not exercised within post-termination exercise windows set forth in the Equity Incentive Plan.

        Performance criteria.    The 2014 Omnibus Plan provides that grants of performance awards, including cash-denominated awards and stock-based awards, will be made based upon, and subject to achieving, "performance objectives" over a performance period, which may be one or more periods of not less than 12 months' duration. Performance objectives with respect to those awards that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) are limited to an objectively determinable measure or objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; net sales; comparable store sales; sales by location or store type; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, and/or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share;

capital expenditures; cash flow; operating efficiencies; operating income; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; buyer contribution; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings.

        To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Compensation Committee may provide in the case of any award intended to qualify for such exception that one or more of the performance objectives applicable to an award will be adjusted to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles) occurring during the performance period of such award that affect the applicable performance objectives.

        Transferability.    Awards under the 2014 Omnibus Plan may not be transferred except by will or by the laws of descent and distribution, unless (for awards other than ISOs) otherwise provided by the Compensation Committee.

        Corporate transactions.    In the event of a consolidation, merger or similar transaction, a sale or transfer of all or substantially all of the Company's assets or a dissolution or liquidation of the Company, the Compensation Committee may, among other things, provide for continuation or assumption of outstanding awards, for new grants in substitution of outstanding awards, for the accelerated vesting or delivery of shares under awards, or in the plan, as amended and restated, for a cash-out of outstanding awards, in each case on such terms and with such restrictions as it deems appropriate. Except as the Compensation Committee may otherwise determine, awards not assumed will terminate upon the consummation of such corporate transaction.

        Adjustment.    In the event of certain corporate transactions (including a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure that constitutes an equity restructuring within the meaning of ASC 718), the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be delivered under and the individual limits included in the 2014 Omnibus Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, the exercise prices of such awards or any other terms of awards affected by such change. The Compensation Committee will also make the types of adjustments described above to take into account distributions and other events other than those listed above if it determines that such adjustments are appropriate to avoid distortion and preserve the value of awards.

        Amendment and termination.    The Compensation Committee may amend the 2014 Omnibus Plan or outstanding awards, or terminate the 2014 Omnibus Plan as to future grants of awards, except that the Compensation Committee cannot alter the terms of an award if it would affect materially and adversely a participant's rights under the award without the participant's consent (unless expressly provided in the 2014 Omnibus Plan or reserved by the Compensation Committee). Stockholder approval will be required for any amendment to the extent such approval is required by law, including the Code or applicable stock exchange requirements.

        New plan benefits.    Future awards under the 2014 Omnibus Plan are discretionary and, therefore, are undeterminable at this time.

Federal Tax Effects

        Introduction.    The following summary discussion is limited to the U.S. federal income tax treatment of stock options awarded under the 2014 Omnibus Plan, is based on present federal tax laws and regulations, and does not purport to be a complete description of the federal or other tax consequences that may also be relevant to stock option or other awards.

        Non-Qualified Options.    If the option is a non-qualified option, no income is realized by the optionee at the time of grant of the option, and no deduction is available to us at that time. At the time of exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares of our Common Stock on the date of exercise over the exercise price, and a corresponding income tax deduction is available to us. If an option is exercised by delivery to us of shares of our Common Stock, a number of shares received by the optionee equal to the number of shares so delivered will have a tax basis and holding period equal to the shares so delivered and the additional shares received will have a tax basis equal to their then fair market value and a holding period that is measured from the date of exercise. Upon disposition, any additional gain and any loss realized on the disposition will be taxed as a capital gain or loss, long-term or short-term depending on the optionee's holding period in the shares.

        Incentive Stock Options.    If the option is an incentive stock option, no income is realized by the optionee for regular tax purposes upon grant of the option or, in general, upon exercise. However, the exercise of an incentive stock option will increase the optionee's alternative minimum taxable income and in some cases result in liability for the alternative minimum tax. If shares purchased upon the exercise of an incentive stock option are held by the optionee for at least two years from the date of the grant of such option and for at least one year after exercise, gain or loss recognized upon a later sale or exchange of the shares will be taxed as a long-term capital gain or loss. If there is a disposition of the shares before these holding periods are satisfied, then, in general, the optionee will have ordinary income at disposition equal to the excess of the shares' fair market value at time of exercise over the exercise price (or, in some cases, the excess of the shares' fair market value at time of disposition over the exercise price), and any additional gain recognized in the disposition will be taxed as a capital gain, long-term or short-term depending on the optionee's holding period in the shares. Special rules may apply where the exercise price is paid by the delivery to us of previously acquired shares of our Common Stock. With some exceptions, if an incentive stock option is exercised more than three months following termination of employment the tax treatment of the exercise will be the same as that described below for "non-qualified options." Also, to the extent that incentive stock options granted to an optionee first become exercisable in any calendar year for shares having a grant-date value in excess of $100,000, the excess will be treated as non-qualified options. In general, we will be entitled to claim an income tax deduction only for the regular ordinary income, if any, recognized by an optionee in connection with the exercise of an incentive stock option or in connection with a disposition of shares acquired upon exercise.

        Certain Other Tax Matters:    Section 162(m) generally limits the deduction a public corporation can claim for certain executive compensation. The limitation ($1 million per executive for any year) applies only for compensation with respect to the corporation's chief executive officer and its three most highly compensated executive officers other than the chief executive officer and the chief financial officer. Certain performance-based compensation is exempt from this limitation. Stock options granted under the 2010 Incentive Plan are intended to qualify for this exemption. Under Sections 280G and 4999 of the Code, in general, a public corporation may not be able to claim a deduction for, and certain stockholders, officers and highly compensated individuals may be subject to an additional 20% excise tax on, a portion of any payments to such individuals that are contingent or are deemed to be contingent on a change in ownership or effective control of the corporation or a change in the ownership of a substantial portion of its assets.

 AUDIT COMMITTEE MATTERS

Audit Committee Report

        We operate in accordance with a written charter adopted by the Board and reviewed annually by the Committee. We are responsible for overseeing the quality and integrity of the Company's accounting, auditing and financial reporting practices. In accordance with the rules of the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market ("NASDAQ"), the Audit Committee is composed entirely of members who are independent, as defined by the listing standards of the NASDAQ and the Company's Corporate Governance Guidelines. Further, the Board has determined that one of our members (Mr. Mahoney) is an audit committee financial expert as defined by the rules of the SEC.

        The Audit Committee met seven times during fiscal 2014, including four meetings held with Michaels' Chief Financial Officer, Chief Accounting Officer and Ernst & Young LLP ("E&Y"), the Company's independent registered public accounting firm, prior to the public release of the Company's quarterly earnings announcements in order to discuss the financial information contained in the announcements.

        We took numerous actions to discharge our oversight responsibility with respect to the audit process. We received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") regarding E&Y's communications with the Audit Committee concerning independence and discussed with E&Y its independence. We discussed Michaels' internal control over financial reporting and the internal audit function's organization, responsibilities, budget and staffing with management, the internal auditors and E&Y. We also reviewed with both E&Y and our internal auditors their audit plans, audit scope and identification of audit risks.

        Furthermore, we discussed with E&Y communications required by the Standards of the PCAOB (United States), as described in PCAOB Auditing Standard No. 16, "Communication with Audit Committees," and, with and without management present, reviewed and discussed the results of E&Y's examination of Michaels' financial statements. We also discussed the results of the internal audit examinations with and without management present.

Fees to Independent Registered Public Accounting Firm

        The aggregate fees that the Company paid for professional services rendered by E&Y for fiscal 2014 and fiscal 2013 were:

In thousands	2014	2013
Audit	$1,532,610	$1,685,350
Audit-Related	41,300	268,226
Tax	180,371	279,373
All Other	2,200	2,200
Total	$1,756,481	$2,235,149
  •
  Audit fees were for professional services rendered for the audits of Michaels' consolidated financial statements including financial statement schedules, reviews of interim financial statements, subsidiary audits, assistance with review of documents filed with the SEC with respect to fiscal 2014 and fiscal 2013 (including those related to our initial public offering and our secondary offering), audit work related to our fiscal 2013 restructuring and our data security incident.

  •
  Audit-related fees were for services related to our employee benefit plans in fiscal 2014 and employee benefit plans in fiscal 2013.

  •
  Tax fees were for services related to tax compliance and routine consulting, including assistance with tax audits and appeals and international projects.

        We pre-approve all audit services and all permitted non-audit services by E&Y, including engagement fees and terms. We have delegated the authority to take such action between meetings to the Audit Committee chair, who reports the decisions made to the full Audit Committee at its next scheduled meeting.

        Our policies prohibit the Company from engaging E&Y to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information system design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, internal audit outsourcing, any management function, legal services or expert services not related to the audit, broker-dealer, investment adviser, or investment banking services or human resource consulting. In addition, we evaluate whether Michaels' use of E&Y for permitted non-audit services is compatible with maintaining E&Y's independence. We concluded that E&Y's provision of non-audit services in fiscal 2014, which we approved in advance, was compatible with its independence.

        We reviewed the audited financial statements of the Company as of January 31, 2015 with management and E&Y. Management has the responsibility for the preparation of Michaels' financial statements, and E&Y has the responsibility for the audit of those statements.

        Based on these reviews and discussions with management and E&Y, we resolved that Michaels' audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2015 for filing with the SEC. We also have selected E&Y as the independent registered public accounting firm for fiscal year 2015.

Audit Committee
John J. Mahoney, Chair Karen Kaplan Beryl B. Raff

 PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2016 and has directed that management submit the selection of that firm to the stockholders for ratification at the Annual Meeting. Representatives of E&Y are expected to attend the Annual Meeting, where they will have the opportunity to make a statement if they wish to do so and will be available to answer appropriate questions from the stockholders.

        Stockholder ratification of the selection of E&Y as the Company's independent registered public accounting firm is not required by the Company's by-laws or otherwise. However, we are submitting the selection of E&Y to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain E&Y. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its stockholders.

        For information concerning fees paid to E&Y during fiscal 2014 and fiscal 2013, see "Fees to Independent Registered Public Accounting Firm" above.

        Your Board of Directors unanimously recommends a vote FOR Proposal 5, Ratification of Selection of Independent Registered Public Accounting Firm.

 VOTING REQUIREMENTS AND PROXIES

        The affirmative vote of the holders of a plurality of votes properly cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. All other proposals require the approval by holders of a majority of votes properly cast by the stockholders entitled to vote at the Annual Meeting.

        If you vote your shares by mail, telephone or Internet, your shares will be voted in accordance with your directions. If you do not indicate specific choices when you vote by mail, telephone or Internet, your shares will be voted for the election of the director nominees, to approve Proposal 2 (Advisory Vote on Named Executive Officer Compensation), in favor of the three-year option on Proposal 3 (Advisory Vote on Frequency of Executive Compensation Advisory Votes), to approve Proposal 4 (Approval of our 2014 Omnibus Long-Term Incentive Plan) and for the ratification of the appointment of the independent registered public accounting firm. The persons named as proxies will also be able to vote your shares at postponed or adjourned meetings. If any nominee should become unavailable, your shares will be voted for another nominee selected by the Board or for only the remaining nominees. Brokers are not permitted to vote your shares on any matter other than Proposal 5 (Ratification of the Independent Registered Public Accounting Firm). If your shares are held in the name of a broker or nominee and you do not instruct the broker or nominee how to vote with respect to the election of directors, the Advisory Vote on Named Executive Officer Compensation, the Advisory Vote on the Frequency of Named Executive Officer Compensation Advisory Votes or approval of the 2014 Omnibus Plan, your shares will not be counted as having been voted on that matter, but will be counted as in attendance at the meeting for purposes of a quorum.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

        A stockholder who intends to present a proposal at the 2016 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy materials for that meeting must submit the proposal in writing to us so that it is received by our Corporate Secretary no later than December 25, 2015. Written proposals may be mailed to us at The Michaels Companies, Inc., 8000 Bent Branch Drive, Irving, TX 75063 Attn: Corporate Secretary. A stockholder who intends to nominate a director or present any other proposal at the 2016 Annual Meeting of Stockholders but does not wish the proposal to be included in the proxy materials for that meeting must provide written notice of the nominating or proposal to us no earlier than February 3, 2016 and no later than March 2, 2016. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our by-laws, which are available at http://investors.michaels.com, describe the requirements for submitting proposals at the Annual Meeting. The notice must be given in the manner and must include the information and representations required by our by-laws.

OTHER MATTERS

        At the time of mailing of this proxy, we do not know of any other matter that may come before the Annual Meeting and do not intend to present any other matter. However, if any other matters properly come before the meeting or any adjournment, the persons named as proxies will have discretionary authority to vote the shares represented by the proxies in accordance with their own judgment, including the authority to vote to adjourn the meeting.

        We will bear the cost of solicitation of proxies. Our officers, directors and other associates may assist in soliciting proxies by mail, telephone and personal interview.

Annex I

THE MICHAELS COMPANIES, INC.
2014 OMNIBUS LONG-TERM INCENTIVE PLAN
AMENDED AND RESTATED

1.     DEFINED TERMS

        Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.     PURPOSE

        The Plan is an amendment and restatement of the 2006 Plan, effective as of the Date of Adoption with respect to Awards granted prior to, on or after such date, subject only to Section 9 of the 2006 Plan; provided, for the avoidance of doubt, that as to Stock Options granted prior to the Date of Adoption, no provision of this amendment and restatement shall have effect to the extent it would result (as determined by the Administrator) in a deemed new grant for purposes of Sections 409A or 422 of the Code. The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3.     ADMINISTRATION

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures relating to the Plan; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.     LIMITS ON AWARDS UNDER THE PLAN

        (a)    Number of Shares.    The maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan (including, for the avoidance of doubt, Awards granted prior to, on or after the Date of Adoption) is 21,303,765(1). Up to the total number of shares available for Awards to employee Participants may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined by treating as not having been delivered (i) any shares of Stock underlying the portion of an Award that is settled in cash or the portion of any Award that expires, terminates or is forfeited prior to the issuance of Stock thereunder, and (ii) any shares of Stock withheld by the Company from any Award in payment of the exercise price of any Award requiring exercise or in satisfaction of the tax withholding requirements with respect to any Award.

        (b)    Type of Shares.    Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

        (c)    Section 162(m) Limits.    The following additional limits will apply to Awards of the specified type granted, or in the case of Cash Awards payable, to any person in any calendar year:

          (1)   Stock Options: 7,380,000.0 shares of Stock.

          (2)   SARs: 7,380,000.0 shares of Stock.

          (3)   Awards other than Stock Options, SARs or Cash Awards: 7,380,000.0 shares of Stock.

          (4)   Cash Awards: $10,000,000.

(1)
As of June 5, 2014, Awards representing 11,544,351 shares of Stock were issued and outstanding under the Plan, including shares of Restricted Stock still subject to vesting restrictions and Stock Options.

        In applying the foregoing limits, (i) all Awards of the specified type granted to the same person in the same calendar year will be aggregated and made subject to one limit; (ii) the limits applicable to Stock Options and SARs refer to the number of shares of Stock subject to those Awards; (iii) the share limit under clause (3) refers to the maximum number of shares of Stock that may be delivered, or the value of which could be paid in cash or other property, under an Award or Awards of the type specified in clause (3) assuming a maximum payout; and (iv) the dollar limit under clause (4) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (4) assuming a maximum payout. The foregoing provisions will be construed in a manner consistent with Section 162(m), including, without limitation, where applicable, the rules under Section 162(m) pertaining to permissible deferrals of exempt awards.

5.     ELIGIBILITY AND PARTICIPATION

        The Administrator will select Participants from among key Employees of, directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Stock Option to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).

6.     RULES APPLICABLE TO AWARDS

        (a)    All Awards.

          (1)    Award Provisions.    The Administrator will determine the terms of all Awards, subject to the terms and limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

          (2)    Term of Plan.    No Awards may be made after ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.

          (3)    Transferability.    Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant's lifetime, ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), SARs and NSOs) may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs to any transferee eligible to be covered by the provisions of Form S-8 (under the Securities Act of 1933), subject to such limitations and exceptions as the Administrator may impose.

          (4)    Vesting, etc.    The Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other

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  consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant's Employment ceases:

            (A)  Immediately upon the cessation of the Participant's Employment and except as provided in (B) and (C) below, each Stock Option and SAR that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited.

            (B)  Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of sixty (60) days or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

            (C)  All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the Participant's death or Disability, to the extent then exercisable, will remain exercisable for the lesser of (i) the one-year period ending with the first anniversary of the Participant's death or Disability, as the case may be, or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

            (D)  All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant's Employment to be terminated for Cause.

          (5)    Additional Restrictions.    The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award to the extent required to comply with Section 10D of the Securities Exchange Act of 1934, as amended, or any stock exchange or similar rule adopted under said Section.

          (6)    Taxes.    The delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

          (7)    Dividend Equivalents, Etc.    The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are

3

  subject to restrictions may be subject to such limits or restrictions as the Administrator may impose.

          (8)    Rights Limited.    Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

          (9)    Section 162(m).    In the case of any Performance Award (other than a Stock Option or SAR) intended to qualify for the performance-based compensation exception under Section 162(m), the Administrator will establish the applicable Performance Criterion or Criteria in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)) and, prior to the event or occurrence (grant, vesting or payment, as the case may be) that is conditioned on the attainment of such Performance Criterion or Criteria, will certify whether it or they have been attained. The preceding sentence will not apply to an Award eligible (as determined by the Administrator) for exemption from the limitations of Section 162(m) by reason of the post-initial public offering transition relief in Section 1.162-27(f) of the Treasury Regulations.

          (10)    Coordination with Other Plans.    Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan will be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

          (11)    Section 409A.    Each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

          (12)    Fair Market Value.    In determining the fair market value of any share of Stock under the Plan, the Administrator will make the determination in good faith consistent with the rules of Section 422 and Section 409A to the extent applicable.

        (b)    Stock Options and SARs.

          (1)    Time And Manner Of Exercise.    Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. A Stock Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until

4

  the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.

          (2)    Exercise Price.    The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise prices of outstanding Stock Options or the base values from which appreciation under outstanding SARs are to be measured, nor may the Company cancel, exchange, substitute, buyout or surrender outstanding Stock Options or SARs in exchange for cash, Stock Options with an exercise price that is less than the exercise price of the original Stock Options, SARs with a base value that is less than the base value of the original SARs, or other Awards, other than in accordance with the stockholder approval requirements of The Nasdaq Global Select Market. Fair market value will be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

          (3)    Payment Of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, payment of the exercise price will be by cash or check acceptable to the Administrator or by such other legally permissible means, if any, as may be acceptable to the Administrator.

          (4)    Maximum Term.    Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.

7.     EFFECT OF CERTAIN TRANSACTIONS

        (a)    Mergers, etc.    Except as otherwise provided in an Award agreement, the following provisions will apply in the event of a Covered Transaction:

          (1)    Assumption or Substitution.    If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (i) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) for the grant of new awards in substitution therefor by the acquirer or survivor or an affiliate of the acquirer or survivor.

          (2)    Cash-Out of Awards.    Subject to Section 7(a)(5) below the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a "cash-out"), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines.

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          (3)    Acceleration of Certain Awards.    Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.

          (4)    Termination of Awards Upon Consummation of Covered Transaction.    Except as the Administrator may otherwise determine in any case, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) upon consummation of the Covered Transaction, other than Awards assumed pursuant to Section 7(a)(1) above.

          (5)    Additional Limitations.    Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

        (b)    Changes in and Distributions With Respect to Stock.

          (1)    Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

          (2)    Certain Other Adjustments.    The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and for the performance-based compensation rules of Section 162(m), where applicable.

          (3)    Continuing Application of Plan Terms.    References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

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8.     LEGAL CONDITIONS ON DELIVERY OF STOCK

        The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933 or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that Stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.     AMENDMENT AND TERMINATION

        The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect materially and adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10.   OTHER COMPENSATION ARRANGEMENTS

        The existence of the Plan or the grant of any Award will not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11.   MISCELLANEOUS

        (a)    Arbitration.    The Company agrees, and each Participant agrees as a condition to accepting an Award hereunder, to attempt in good faith to resolve any controversy or claim arising out of or relating to this Plan or any Award hereunder promptly by negotiations between themselves or their representatives who have authority to settle the controversy. If the matter has not been resolved within sixty (60) days of the initiation of such procedure, the applicable Participant or the Company may require that the matter be submitted to final and binding arbitration under the Employment Arbitration Rules and Mediation Procedures of American Arbitration Association (the "AAA"). The arbitration shall be held before a single arbitrator mutually agreed upon by the Parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the AAA, then before a single arbitrator having reasonable experience in corporate incentive plans of the type provided for in this Plan and who is chosen by the AAA. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1, et seq. (the "FAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any award of the arbitrator shall be final and binding upon such Parties (subject only to judicial review of the award under and in accordance with the FAA). The place of arbitration shall be Dallas, Texas, or any other location mutually agreed to between the applicable Parties. The arbitrator shall state, in writing, the reasoning on which the award rests. Arbitration under this paragraph shall be

7

the sole and exclusive remedy for any disputes arising out of relating to this Plan or any Award hereunder; provided, however, that this paragraph shall not preclude any Party from pursuing a court action for the sole purpose of obtaining a temporary restraining order or a preliminary or permanent injunction with respect to the enforcement of obligations of non-competition, non-solicitation, confidentiality and/or similar restrictions. As a condition to accepting an Award hereunder, each Participant expressly waives any rights he or she may have to bring any claim arising out of or relating to this Plan or any Award hereunder to arbitration on a class or collective basis and agrees that an arbitrator will not have the authority to consolidate any such claims in a single proceeding.

        (b)    Limitation of Liability.    Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(c) will limit the ability of the Administrator or the Company, in its discretion, to provide by separate express written agreement with a Participant for any payment in connection with any such acceleration of income or additional tax.

12.   ESTABLISHMENT OF SUB-PLANS

        The Administrator may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Administrator will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator's discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).

13.   GOVERNING LAW

        (a)    Certain Requirements of Corporate Law.    Awards will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

        (b)    Other Matters.    Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Texas without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

        (c)    Jurisdiction.    By accepting an Award, each Participant will be deemed to (a) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the Northern District of Texas for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the

8

United States District Court for the Northern District of Texas; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

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EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        "2006 Plan":    The Plan (formerly known as The Michaels Stores, Inc. 2006 Equity Incentive Plan and later renamed The Michaels Companies, Inc. Equity Incentive Plan) as in effect from time to time prior to the Date of Adoption.

        "Administrator":    The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term "Administrator" will include the person or persons so delegated to the extent of such delegation.

        "Affiliate":    Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

        "Award":    Any or a combination of the following:

  (i)
  Stock Options.

  (ii)
  SARs.

  (iii)
  Restricted Stock.

  (iv)
  Unrestricted Stock.

  (v)
  Stock Units, including Restricted Stock Units.

  (vi)
  Performance Awards.

  (vii)
  Cash Awards.

  (viii)
  Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

        "Board":    The Board of Directors of the Company.

        "Cash Award":    An Award denominated in cash.

        "Cause":    With respect to any Participant, the following events or conditions, as determined by the Administrator in its reasonable judgment: (i) the refusal or failure to perform (other than by reason of disability), or material negligence in the performance of such Participant's duties and responsibilities to the Company or any of its Affiliates, or refusal or failure to follow or carry out any reasonable direction of the Board, and the continuance of such refusal, failure or negligence for a period of 10 days after written notice delivered by the Company to such Participant that specifically identifies the manner in which the Participant has refused or failed to perform, or been negligent in performing, his or her duties; (ii) the material breach by such Participant of any provision of any material agreement between such Participant and the Company or any of its Affiliates; (iii) fraud, embezzlement, theft or other dishonesty by such Participant with respect to the Company or any of its Affiliates; (iv) the conviction of, or a plea of nolo contendere by, such Participant to any felony or any other crime

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involving dishonesty or moral turpitude; and (v) any other conduct that involves a breach of fiduciary duty to the Company on the part of such Participant.

        "Change of Control":    (i) Whenever used in an Award granted prior to the Date of Adoption, a "Change of Control" as defined in the Amended and Restated Stockholders Agreement among Michaels Stores, Inc. and Certain Stockholders of Michaels Stores, Inc., originally dated as of October 31, 2006 and as amended from time to time and in effect (unless otherwise defined in the documentation specifying the terms of such Award, in which case such other definition shall control), and (ii) in every other case, a "Change of Control" as defined in the relevant Award documentation.

        "Code":    The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Compensation Committee":    The Compensation Committee of the Board.

        "Company":    The Michaels Companies, Inc.

        "Covered Transaction":    Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.

        "Date of Adoption":    May 20, 2014

        "Disability":    In the case of any Participant who is a party to an employment or severance-benefit agreement that contains a definition of "Disability," (or words with similar or correlative meanings) the definition set forth in such agreement will apply with respect to such Participant under the Plan. In the case of any other Participant, "Disability" will mean a disability that would entitle a Participant to long-term disability benefits under the Company's long-term disability plan to which the Participant participates. Notwithstanding the foregoing, in any case in which a benefit that constitutes or includes "nonqualified deferred compensation" subject to Section 409A would be payable by reason of Disability, the term "Disability" will mean a disability described in Treas. Regs. Section 1.409A-3(i)(4)(i)(A).

        "Employee":    Any person who is employed by the Company or an Affiliate.

        "Employment":    A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of "Affiliate" above, in construing the provisions of any Award relating to the payment of "nonqualified deferred compensation" (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a "separation from service" (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single "service recipient" with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need

11

not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a "separation from service" has occurred. Any such written election will be deemed a part of the Plan.

        "ISO":    A Stock Option intended to be an "incentive stock option" within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.

        "NSO":    A Stock Option that is not intended to be an "incentive stock option" within the meaning of Section 422.

        "Participant":    A person who is granted an Award under the Plan.

        "Performance Award":    An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

        "Performance Criteria":    Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting, payment or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure or objectively determinable measures of performance relating to any or any combination of the following (measured absolutely, by reference to an index or indices, or relative to a peer group, and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; net sales; comparable store sales; sales by location or store type; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, and/or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; operating efficiencies; operating income; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; buyer contribution; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

        "Plan":    The Michaels Companies, Inc. 2014 Omnibus Long-Term Incentive Plan as from time to time amended and in effect.

        "Restricted Stock":    Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

        "Restricted Stock Unit":    A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

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        "SAR":    A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

        "Section 409A":    Section 409A of the Code.

        "Section 422":    Section 422 of the Code.

        "Section 162(m)":    Section 162(m) of the Code.

        "Stock":    Common stock of the Company, par value $0.067751 per share.

        "Stock Option":    An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

        "Stock Unit":    An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

        "Unrestricted Stock":    Stock not subject to any restrictions under the terms of the Award.

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 DIRECTIONS TO THE ANNUAL MEETING

The Michaels Companies, Inc. Support Center
8000 Bent Branch Dr.
Irving, TX 75063

        To attend the Annual Meeting, you must demonstrate that you were a Michaels stockholder as of the close of business on April 17, 2015, or hold a valid proxy for the Annual Meeting from such a stockholder. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to bring proof of your beneficial ownership as of April 17, 2015, such as a brokerage account statement showing your ownership on that date or similar evidence of such ownership. All stockholders must also present a valid form of government-issued picture identification in order to attend. Please allow additional time for these procedures.

From Dallas-Fort Worth International Airport (from the West)

  •
  Take the north exit out of the airport.

  •
  Take the TX-114E exit toward Irving/Downtown Dallas and merge onto TX-114E.

  •
  Take the Belt Line Road exit and turn left onto N. Belt Line Road.

  •
  Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right.

From the East

  •
  Drive West on IH-635.

  •
  Take the President George Bush Turnpike S exit and merge onto President George Bush Turnpike.

  •
  Take the DFW Airport/Royal Lane/TX-114 exit and immediately turn right onto Royal Lane.

  •
  Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right.

From the South

  •
  Drive North on I-35E N/ Stemmons Freeway.

  •
  Keep left at the fork to continue to TX-183W and follow signs for TX-183/TX-114/Irving/DFW Airport.

  •
  Keep right at the fork to continue on TX-114W and merge onto TX 114W.

  •
  Take the Belt Line Road exit and turn right onto N. Belt Line Road.

  •
  Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right.

From the North

  •
  Drive South on President George Bush Turnpike .

  •
  Take the DFW Airport/Royal Lane/TX-114 exit and immediately turn right onto Royal Lane.

  •
  Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right.

Building Entrance and Parking

        Michaels Support Center is located at 8000 Bent Branch Drive in Irving, TX 75063. We are in a two story red brick building with the "Michaels" sign located at the main entrance to our facility. The Shareholder meeting will be held in the Michaels Auditorium located inside the building near the intersection of Mesquite Bend Blvd and Bent Branch Drive. Parking will be available at the entrance closest to the Michaels Auditorium

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 022STE 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A For Against Abstain 2. To approve, on an advisory basis, the compensation paid by Michaels to its named executive officers 4. To approve the Michaels 2014 Omnibus Long-Term Incentive Plan to comply with § 162(m) of the Internal Revenue Code NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 5. To ratify the appointment of Ernst & Young LLP as Michael’s independent registered public accounting firm for the current fiscal year ended January 30, 2016 IMPORTANT ANNUAL MEETING INFORMATION Proposals — The Board of Directors recommends that you vote FOR the following proposals: 1 Year 2 Years 3 Years Abstain 3. To recommend, on an advisory basis, the frequency of advisory votes on executive compensation 1. Election of Directors: Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________ 01 - Joshua Bekenstein 02 - Nadim El Gabbani 03 - Karen Kaplan 04 - Lewis S. Klessel 05 - Matthew S. Levin 06 - John J. Mahoney 07 - James A. Quella 08 - Beryl B. Raff 09 - Carl S. Rubin 10 - Peter F. Wallace MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 3 7 1 8 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on June 2, 2015. Vote by Internet • Go to www.envisionreports.com/MIK • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2015 Annual Meeting of Shareholders Address Proxy Solicited by Board of Directors for Annual Meeting — June 3, 2015 Carl S. Rubin, Charles M. Sonsteby and Michael J. Veitenheimer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of The Michaels Companies Inc. to be held on June 3,2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR THE ELECTION OF ALL DIRECTOR NOMINEES, FOR PROPOSAL 2, IN FAVOR OF THE THREE-YEAR OPTION FOR PROPOSAL 3, FOR PROPOSAL 4 AND FOR PROPOSAL 5. The proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) PROXY — THE MICHAELS COMPANIES INC Change of Address — Please print your new address below. Comments — Please print your comments below. C Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + DIRECTIONS TO THE ANNUAL MEETING The Michaels Companies, Inc. Support Center 8000 Bent Branch Dr. Irving, TX 75063 To attend the Annual Meeting, you must demonstrate that you were a Michaels stockholder as of the close of business on April 17, 2015, or hold a valid proxy for the Annual Meeting from such a stockholder. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to bring proof of your beneficial ownership as of April 17, 2015, such as a brokerage account statement showing your ownership on that date or similar evidence of such ownership. All stockholders must also present a valid form of government-issued picture identification in order to attend. Please allow additional time for these procedures. From Dallas-Fort Worth International Airport (from the West) • Take the north exit out of the airport. • Take the TX-114E exit toward Irving/Downtown Dallas and merge onto TX-114E. • Take the Belt Line Road exit and turn left onto N. Belt Line Road. • Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right. From the East • Drive West on IH-635. • Take the President George Bush Turnpike S exit and merge onto President George Bush Turnpike. • Take the DFW Airport/Royal Lane/TX-114 exit and immediately turn right onto Royal Lane. • Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right. From the South • Drive North on I-35E N/ Stemmons Freeway. • Keep left at the fork to continue to TX-183W and follow signs for TX-183/TX-114/Irving/DFW Airport. • Keep right at the fork to continue on TX-114W and merge onto TX 114W. • Take the Belt Line Road exit and turn right onto N. Belt Line Road. • Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right. From the North • Drive South on President George Bush Turnpike . • Take the DFW Airport/Royal Lane/TX-114 exit and immediately turn right onto Royal Lane. • Turn right onto Bent Branch Drive and the Michaels Support Center will be on the right. Building Entrance and Parking Michaels Support Center is located at 8000 Bent Branch Drive in Irving, TX 75063. We are in a two story red brick building with the “Michaels” sign located at the main entrance to our facility. The Shareholder meeting will be held in the Michaels Auditorium located inside the building near the intersection of Mesquite Bend Blvd and Bent Branch Drive. Parking will be available at the entrance closest to the Michaels Auditorium. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q